As filed with the Securities and Exchange Commission on January 5, 2024
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21168
NEUBERGER BERMAN MUNICIPAL FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Municipal Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Registrant's telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: October 31, 2023
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
(a) Following is a copy of the annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Municipal Fund Inc.

Annual Report
October 31, 2023

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2023 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter
Dear Stockholder,
I am pleased to present this annual report for Neuberger Berman Municipal Fund Inc. (NBH) (the Fund) for the 12 months ended October 31, 2023 (the reporting period). The report includes a portfolio commentary, a listing of the Fund’s investments and its audited financial statements for the reporting period.
The Fund’s investment objective is to provide a high level of current income exempt from federal income tax. The Fund may invest in securities the interest on which is subject to the federal alternative minimum tax. We maintain a conservative investment philosophy and disciplined investment process in an effort to provide you with tax-exempt current income over the long term with less volatility and risk.
As previously communicated, the reorganizations of each of Neuberger Berman California Municipal Fund Inc. (NBW) and Neuberger Berman New York Municipal Fund Inc. (NBO) with and into NBH were successfully completed in October 2023 prior to the end of the reporting period. In the reorganizations, NBH acquired the assets and liabilities of each of NBO and NBW in tax-free transactions, and common stockholders of NBO and NBW received NBH common stock with an aggregate net asset value equal to the aggregate net asset value of their holdings of NBO and NBW common stock, respectively, as determined at the close of business on October 20, 2023. Each share of NBW common stock was converted into 1.070651 shares of NBH common stock, while each share of NBO common stock was converted into 0.951611 shares of NBH common stock. Fractional shares of NBH common stock were not issued by the Fund to stockholders in the reorganizations and cash was distributed for any such fractional shares. In addition, NBO and NBW preferred stockholders received on a one-for-one basis NBH preferred stock with an aggregate liquidation preference equal to the aggregate liquidation preference of preferred stock held by NBO and NBW preferred stockholders, respectively, immediately prior to the reorganizations.
We are pleased to welcome former stockholders of NBO and NBW as stockholders of NBH. We will continue to do our best to retain your trust in the years to come.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman Municipal Fund Inc.

Neuberger Berman Municipal Fund Inc. Portfolio Commentary (Unaudited)
Neuberger Berman Municipal Fund Inc. (the Fund) generated a 1.34% total return on a net asset value (NAV) basis for 12 months ended October 31, 2023, underperforming its benchmark, the Bloomberg 10-Year Municipal Bond Index (the Index), which posted a 2.77% total return for the same period. (Fund performance on a market price basis is provided in the table immediately following this commentary.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) modestly impacted the Fund’s performance during the reporting period as a whole.
The investment-grade municipal (muni) bond market generated a positive return and outperformed the taxable investment-grade bond market during the reporting period. All told, the Bloomberg Municipal Bond Index returned 2.64% for the reporting period, whereas the overall taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 0.36%. A number of factors impacted the fixed income market, including elevated and persistent inflation, aggressive rate hikes by the U.S. Federal Reserve Board, unrest in the regional banking industry, and several geopolitical events. Despite several headwinds, the U.S. economy was resilient and continued to expand. All told, both short- and long-term yields moved higher (yields and bond prices generally move in the opposite direction) during the reporting period.
Looking at the Fund’s performance, security selection of issues rated AAA and BBB detracted from performance. This more than offset the benefit of the Fund’s overweight exposure in those rating categories versus the Index. Within the revenue bond sector, several project-related securities were headwinds for results. On the upside, duration positioning contributed to performance. Within the general obligation sector, the Fund’s exposure to securities issued by the state of Illinois was rewarded, as they were upgraded during the reporting period.
In terms of portfolio changes, on October 20, 2023, Neuberger Berman California Municipal Fund Inc. and Neuberger Berman New York Municipal Fund Inc. were reorganized with and into the Fund. As a result, the Fund’s exposure to securities issued by the states of California and New York increased at the end of the reporting period.
We believed the muni market was compelling before the recent backup in rates, so we like it even more now. High quality, short and intermediate munis ended the reporting period with yields pushing up against 4%. With increased supply and market volatility, munis have cheapened relative to U.S. Treasury securities. For example, for someone in the highest federal tax bracket, 10-year AAA munis have the potential to offer a higher taxable equivalent yield over the comparable U.S. Treasury. In volatile and rising rate environments, we believe active management should shine as more selling pressure exists and bonds get mispriced. In our view, munis are a durable asset class and a good place to be if economic activity slows down more than is currently anticipated.
Sincerely,
James L. Iselin and S. Blake Miller
Portfolio Co-Managers
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.
The bond rating(s) noted above represent segments of the Bloomberg 10-Year Municipal Bond Index, which are determined based on the average ratings issued by S&P Global, Moody’s and Fitch.

Municipal Fund Inc. (Unaudited)

TICKER SYMBOL
Municipal Fund Inc.	NBH

PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments*)
Alabama	1.2%
American Samoa	0.5
Arizona	0.5
California	24.6
Colorado	1.8
Connecticut	0.1
Delaware	0.4
District of Columbia	1.2
Florida	2.3
Guam	1.1
Illinois	7.6
Indiana	0.0
Iowa	0.2
Kansas	0.2
Kentucky	0.3
Louisiana	1.1
Maine	0.3
Maryland	0.0
Massachusetts	0.4
Michigan	2.3
Minnesota	0.1
Mississippi	0.6
Nebraska	1.9
Nevada	0.2
New Hampshire	0.1
New Jersey	2.6
New Mexico	0.2
New York	23.0
North Carolina	1.2
Ohio	4.5
Oklahoma	0.4
Oregon	0.3
Other	0.0
Pennsylvania	2.7
Puerto Rico	4.4
Rhode Island	0.4
South Carolina	0.5
Tennessee	0.0
Texas	3.3
Utah	1.3
Vermont	0.6
Virgin Islands	1.3
Virginia	0.3
Washington	1.8
West Virginia	0.6
Wisconsin	1.6
Total	100.0%

*	Does not include the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS[1]
	Inception Date	Average Annual Total Return Ended 10/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV[2]
Municipal Fund Inc.	09/24/2002	1.34%	-1.04%	2.29%	4.10%
At Market Price[3]
Municipal Fund Inc.	09/24/2002	-3.64%	-1.96%	0.71%	2.96%
Index
Bloomberg 10-Year Municipal Bond Index[4]		2.77%	1.51%	2.32%	3.58%
Listed closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/cef-performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund's common stock.
The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not waived a portion of its investment management fees during certain of the periods shown. The waived fees are from prior years that are no longer disclosed in the Financial Highlights.

Municipal Fund Inc. (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

20,000
16,000
12,000
8,000
4,000
0
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

	Value as of 10/31/23
Municipal Fund Inc. shares of common stock at NAV	$12,544
Municipal Fund Inc. shares of common stock at Market Price	$10,731
Bloomberg 10-Year Municipal Bond Index	$12,582

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The graph is based on the Fund’s shares of common stock both at net asset value (NAV) and at market price. The Fund’s common stock may trade at market prices above or below NAV per share (see Performance Highlights chart). The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any, at prices obtained under the Fund’s Distribution Reinvestment Plan. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of Fund shares. Results represent past performance and do not indicate future results.
Impact of the Fund’s Distribution Policy
The Fund has a practice of seeking to maintain a relatively stable level of distributions to common stockholders. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s NAV. Management believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and its premium/discount to the Fund’s NAV per share. During the 12-month period ended October 31, 2023, the Fund made distributions to common stockholders totaling $0.49 per share, of which $0.00 will be treated as a return of capital for tax purposes.

Endnotes (Unaudited)

1	A portion of the Fund’s income may be a tax preference item for purposes of the federal alternative minimum tax for certain stockholders.
2	Returns based on the NAV of the Fund.
3	Returns based on the market price of shares of the Fund’s common stock on the NYSE American.
4
The Bloomberg 10-Year Municipal Bond Index is the 10-year (8-12 years to maturity) component of the
Bloomberg Municipal Bond Index. The Bloomberg Municipal Bond Index measures the investment grade,
U.S. dollar-denominated, long-term, tax-exempt bond market and has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBIA and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

For more complete information on Neuberger Berman Municipal Fund Inc., call Neuberger Berman Investment Advisers LLC at (877) 461-1899, or visit our website at www.nb.com.

Legend October 31, 2023 (Unaudited)
Neuberger Berman Municipal Fund Inc.
Other Abbreviations:
Management or NBIA	= Neuberger Berman Investment Advisers LLC

Schedule of Investments Municipal Fund Inc.^
October 31, 2023

Principal Amount		Value
Municipal Notes 172.7%
Alabama 2.0%
$3,125,000	Energy Southeast A Cooperative District Revenue, Series 2023 A-1, 5.50%, due 11/1/2053 Putable 1/1/2031	$3,178,101
750,000	Sumter County Industrial Development Authority (Green Bond-Enviva, Inc.), Series 2022, 6.00%, due 7/15/2052 Putable 7/15/2032	506,214
2,000,000	Tender Option Bond Trust Receipts/Certificates Special Tax (Putters), Series 2022-XM1090, 4.05%, due 2/1/2046	2,000,000 (a)(b)
725,000	Wilsonville Industrial Development Board PCR Revenue Refunding (Alabama Power Co.), Series 2005-D, 4.12%, due 1/1/2024	725,000 (b)
		6,409,315
American Samoa 0.9%
2,800,000	American Samoa Economic Development Authority General Revenue Refunding, Series 2015-A, 6.25%, due 9/1/2029	2,850,871
Arizona 0.9%
500,000	Maricopa County Industrial Development Authority Education Refunding Revenue (Paradise School Project Paragon Management, Inc.), Series 2016, 5.00%, due 7/1/2036	466,982 (a)
1,545,000	Navajo Nation Refunding Revenue, Series 2015-A, 5.00%, due 12/1/2025	1,551,447 (a)
480,000	Phoenix Industrial Development Authority Education Revenue (Great Hearts Academies Project), Series 2014, 3.75%, due 7/1/2024	474,617
205,000	Phoenix-Mesa Gateway Airport Authority Special Facility Revenue (Mesa Project), Series 2012, 5.00%, due 7/1/2024	205,073
		2,698,119
California 42.4%
1,875,000	California Community Choice Financing Clean Energy Project Authority Revenue Green Bond, Series 2021 B-1, 4.00%, due 2/1/2052 Putable 8/1/2031	1,736,361
	California Educational Facilities Authority Refunding Revenue (University of Redlands)
250,000	Series 2016-A, 5.00%, due 10/1/2028	251,504
260,000	Series 2016-A, 3.00%, due 10/1/2029	232,995
400,000	Series 2016-A, 3.00%, due 10/1/2030	351,779
1,000,000	California Educational Facilities Authority Revenue (Green Bond- Loyola Marymount University), Series 2018-B, 5.00%, due 10/1/2048	962,742
	California Housing Finance Agency Municipal Certificate
1,219,280	Class A, Series 2019-2, 4.00%, due 3/20/2033	1,148,955
961,511	Class A, Series 2021-1-A, 3.50%, due 11/20/2035	832,134
480,000	California Infrastructure & Economic Development Bank Revenue (Wonderful Foundations Charter School Portfolio Project), Series 2020-A-1, 5.00%, due 1/1/2055	340,007 (a)
530,000	California Infrastructure & Economic Development Bank State School Fund Revenue (King City Joint Union High School), Series 2010, 5.13%, due 8/15/2024	530,346
	California Municipal Finance Authority Charter School Lease Revenue (Sycamore Academy Project)
215,000	Series 2014, 5.00%, due 7/1/2024	213,672 (a)
630,000	Series 2014, 5.13%, due 7/1/2029	609,078 (a)
1,000,000	Series 2014, 5.63%, due 7/1/2044	907,503 (a)
	California Municipal Finance Authority Charter School Lease Revenue (Vista Charter Middle School Project)
160,000	Series 2014, 5.00%, due 7/1/2024	159,504
930,000	Series 2014, 5.13%, due 7/1/2029	917,147
	California Municipal Finance Authority Charter School Revenue (John Adams Academics Project)
110,000	Series 2015-A, 4.50%, due 10/1/2025	107,478
1,115,000	Series 2019-A, 5.00%, due 10/1/2049	924,755 (a)
See Notes to Financial Statements

Schedule of Investments Municipal Fund Inc.^  (cont’d)
Principal Amount		Value
California – cont'd
$1,500,000	California Municipal Finance Authority Charter School Revenue (Palmdale Aerospace Academy Project), Series 2016, 5.00%, due 7/1/2031	$1,467,658 (a)
1,070,000	California Municipal Finance Authority Revenue (Baptist University), Series 2015-A, 5.00%, due 11/1/2030	1,053,887 (a)
	California Municipal Finance Authority Revenue (Northbay Healthcare Group)
350,000	Series 2015, 5.00%, due 11/1/2035	340,360
500,000	Series 2015, 5.00%, due 11/1/2040	430,291
300,000	Series 2015, 5.00%, due 11/1/2044	249,139
500,000	Series 2017-A, 5.25%, due 11/1/2036	470,758
	California Municipal Finance Authority Revenue (Touro College & University Systems Obligated Group)
585,000	Series 2014-A, 4.00%, due 1/1/2026 Pre-Refunded 7/1/2024	586,100
605,000	Series 2014-A, 4.00%, due 1/1/2027 Pre-Refunded 7/1/2024	606,138
630,000	Series 2014-A, 4.00%, due 1/1/2028 Pre-Refunded 7/1/2024	631,185
330,000	Series 2014-A, 4.00%, due 1/1/2029 Pre-Refunded 7/1/2024	330,621
2,000,000	California Municipal Finance Authority Student Housing Revenue (CHF-Davis I LLC-West Village Student Housing Project), Series 2018, (BAM Insured), 4.00%, due 5/15/2048	1,642,944
	California Public Finance Authority Refunding (Henry Mayo Newhall Hospital)
400,000	Series 2021-A, 4.00%, due 10/15/2027	386,038
360,000	Series 2021-A, 4.00%, due 10/15/2028	344,365
1,500,000	California School Facility Finance Authority Revenue (Green Dot Public School Project), Series 2018-A, 5.00%, due 8/1/2048	1,316,494 (a)
	California School Facility Finance Authority Revenue (KIPP LA Project)
127,000	Series 2014-A, 4.13%, due 7/1/2024	126,469 (a)
375,000	Series 2017-A, 5.00%, due 7/1/2025	375,202 (a)
130,000	Series 2017-A, 5.00%, due 7/1/2027	131,658 (a)
400,000	California School Finance Authority Revenue (Alliance College - Ready Public School Project), Series 2015-A, 5.00%, due 7/1/2030	400,424 (a)
2,195,000	California State Department of Veterans Affairs Home Purchase Refunding Revenue, Series 2016-A, 3.00%, due 6/1/2029	2,053,294
	California State General Obligation
2,000,000	Series 2020, 3.00%, due 11/1/2050	1,404,238
3,900,000	Series 2022, 3.00%, due 4/1/2052	2,725,784
1,000,000	Series 2022, 5.00%, due 9/1/2052	1,025,094
1,125,000	California State Infrastructure & Economic Development Bank Revenue (California Academy of Sciences), Series 2018-D, (SIFMA), 4.54%, due 8/1/2047 Putable 8/1/2024	1,115,397
2,000,000	California State Pollution Control Financing Authority Revenue (San Jose Water Co. Project), Series 2016, 4.75%, due 11/1/2046	1,862,697
1,430,000	California State Pollution Control Financing Authority Solid Waste Disposal Revenue (Aemerage Redak Services Southern California LLC Project), Series 2016, 7.00%, due 12/1/2027	143,000 (a)(c)
2,600,000	California State Pollution Control Financing Authority Solid Waste Disposal Revenue (Calplant I Green Bond Project), Series 2019, 7.50%, due 12/1/2039	64,146 (a)(c)
2,750,000	California State Pollution Control Financing Authority Solid Waste Disposal Revenue (Green Bond-Rialto Bioenergy Facility LLC Project), Series 2019, 7.50%, due 12/1/2040	1,457,500 (a)(c)
4,785,000	California State Pollution Control Financing Authority Water Furnishing Revenue, Series 2012, 5.00%, due 7/1/2027	4,788,858 (a)
415,000	California State School Finance Authority Charter School Revenue (Downtown College Prep-Obligation Group), Series 2016, 4.50%, due 6/1/2031	397,225 (a)
400,000	California State School Finance Authority Charter School Revenue (Rocketship Education), Series 2016-A, 5.00%, due 6/1/2031	394,777 (a)
1,060,000	California State School Finance Authority Education Facility Revenue (New Designs Charter School Administration Campus Project), Series 2019-A, 5.00%, due 6/1/2050	894,052 (a)
See Notes to Financial Statements

Schedule of Investments Municipal Fund Inc.^  (cont’d)
Principal Amount		Value
California – cont'd
$100,000	California State School Finance Authority Education Facility Revenue (Partnerships Uplifts Community Valley Project), Series 2014-A, 5.35%, due 8/1/2024 Pre-Refunded 2/1/2024	$100,277 (a)
1,000,000	California Statewide Communities Development Authority College Housing Revenue (NCCD-Hooper Street LLC-College of the Arts Project), Series 2019, 5.25%, due 7/1/2052	885,462 (a)
1,325,000	California Statewide Communities Development Authority Hospital Revenue (Methodist Hospital of Southern Project), Series 2018, 4.25%, due 1/1/2043	1,135,575
720,000	California Statewide Communities Development Authority Revenue (Henry Mayo Newhall Memorial Hospital), Series 2014-A, (AGM Insured), 5.00%, due 10/1/2026 Pre-Refunded 10/1/2024	729,350
500,000	California Statewide Communities Development Authority Revenue (Loma Linda University Medical Center), Series 2018-A, 5.50%, due 12/1/2058	456,672 (a)
700,000	California Statewide Communities Development Authority Revenue (Redwoods Project), Series 2013, 5.00%, due 11/15/2028 Pre-Refunded 11/15/2023	700,327
600,000	California Statewide Communities Development Authority Revenue Refunding (Lancer Education Student Housing Project), Series 2016-A, 5.00%, due 6/1/2036	547,504 (a)
1,500,000	California Statewide Communities Development Authority Revenue Refunding (Loma Linda University Medical Center), Series 2014-A, 5.25%, due 12/1/2029	1,507,501
1,500,000	California Statewide Communities Development Authority Revenue Refunding (Redlands Community Hospital), Series 2016, 4.00%, due 10/1/2041	1,235,326
425,000	California Statewide Communities Development Authority Special Tax Revenue Refunding (Community Facility District No. 2007-01 Orinda Wilder Project), Series 2015, 4.50%, due 9/1/2025	423,146
2,055,000	California Statewide Communities Development Authority Student Housing Revenue (University of Irvin Campus Apartments Phase IV), Series 2017-A, 5.00%, due 5/15/2032	2,064,865
500,000	California Statewide Communities Development Authority Student Housing Revenue Refunding (Baptist University), Series 2017-A, 5.00%, due 11/1/2032	488,676 (a)
3,115,000	Corona-Norca Unified School District General Obligation Capital Appreciation (Election 2006), Series 2009-C, (AGM Insured), 0.00%, due 8/1/2024	3,018,822
2,000,000	Davis Joint Unified School District Certificate of Participation (Yolo Co.), Series 2014, (BAM Insured), 4.00%, due 8/1/2024	2,002,111
1,250,000	Emeryville Redevelopment Agency Successor Agency Tax Allocation Refunding Revenue, Series 2014-A, (AGM Insured), 5.00%, due 9/1/2025	1,261,489
1,500,000	Foothill-Eastern Transportation Corridor Agency Toll Road Revenue Refunding, Subseries 2014-B2, 3.50%, due 1/15/2053	1,071,178
3,935,000	Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Refunding, Series 2021-B-2, 0.00%, due 6/1/2066	321,426
1,000,000	Imperial Community College District General Obligation Capital Appreciation (Election 2010), Series 2011-A, (AGM Insured), 6.75%, due 8/1/2040 Pre-Refunded 8/1/2025	1,052,114
1,000,000	Inglewood Unified School District Facilities Financing Authority Revenue, Series 2007, (AGM Insured), 5.25%, due 10/15/2026	1,012,988
	Irvine Special Tax (Community Facility District No. 2005-2)
300,000	Series 2013, 4.00%, due 9/1/2024	299,970
450,000	Series 2013, 4.00%, due 9/1/2025	449,963
645,000	Series 2013, 3.50%, due 9/1/2026	628,413
690,000	Series 2013, 3.63%, due 9/1/2027	670,024
680,000	Jurupa Public Financing Authority Special Tax Revenue, Series 2014-A, 5.00%, due 9/1/2024	685,719
2,650,000	Los Angeles County Metropolitan Transportation Authority Revenue (Green Bond), Series 2020-A, 5.00%, due 6/1/2031	2,888,185
1,500,000	Los Angeles Department of Airports Airport Revenue, Series 2020-C, 4.00%, due 5/15/2050	1,217,566
1,500,000	Los Angeles Department of Water & Power Revenue Refunding, (LOC: Barclays Bank PLC), Series 2001-B-6, 2.80%, due 7/1/2034	1,500,000 (b)
3,000,000	North Orange County Community College District General Obligation, Series 2022-C, 4.00%, due 8/1/2047	2,640,694
5,750,000	Norwalk-La Mirada Unified School District General Obligation Capital Appreciation (Election 2002), Series 2009-E, (Assured Guaranty Insured), 5.50%, due 8/1/2029	6,181,785
See Notes to Financial Statements

Schedule of Investments Municipal Fund Inc.^  (cont’d)
Principal Amount		Value
California – cont'd
$1,385,000	Ohlone Community College District General Obligation (Election 2010), Series 2014-B, 0.00%, due 8/1/2029 Pre-Refunded 8/1/2024	$1,089,630
450,000	Oxnard Harbor District Revenue, Series 2011-B, 4.50%, due 8/1/2024	450,271
1,000,000	Rancho Cucamonga Redevelopment Agency Successor Agency Tax Allocation Revenue (Rancho Redevelopment Project), Series 2014, (AGM Insured), 5.00%, due 9/1/2027	1,005,950
5,000,000	Redondo Beach Unified School District General Obligation, Series 2009, 6.38%, due 8/1/2034 Pre-Refunded 8/1/2026	5,371,353
335,000	Riverside County Community Facilities District Special Tax Revenue (Scott Road), Series 2013, 5.00%, due 9/1/2025	335,112
300,000	Riverside County Transportation Commission Toll Revenue Refunding Senior Lien (RCTC No. 91 Express Lanes), Series 2021-B1, 4.00%, due 6/1/2046	252,783
	Romoland School District Special Tax Refunding (Community Facilities District No. 2006-1)
100,000	Series 2017, 4.00%, due 9/1/2029	95,669
200,000	Series 2017, 4.00%, due 9/1/2030	189,654
525,000	Series 2017, 3.25%, due 9/1/2031	454,847
1,700,000	Sacramento Area Flood Control Agency Refunding (Consol Capital Assessment District No. 2), Series 2016-A, 5.00%, due 10/1/2047	1,700,186
	Sacramento City Finance Authority Refunding Revenue (Master Lease Program Facilities)
1,000,000	Series 2006-E, (AMBAC Insured), 5.25%, due 12/1/2024	1,016,844
400,000	Series 2006-E, (AMBAC Insured), 5.25%, due 12/1/2026	418,877
1,950,000	Sacramento County Airport System Revenue Refunding, Series 2018-C, 5.00%, due 7/1/2033	1,971,109
500,000	Sacramento Special Tax (Natomas Meadows Community Facilities District No. 2007-01), Series 2017, 5.00%, due 9/1/2047	467,216 (a)
2,000,000	San Bernardino Community College District General Obligation Capital Appreciation (Election), Series 2009-B, 6.38%, due 8/1/2034 Pre-Refunded 8/1/2024	2,036,120
2,000,000	San Luis Coastal Unified School District General Obligation (Election 2022), Series 2023-A, 4.00%, due 8/1/2053	1,717,596
6,000,000	San Mateo Foster City School District General Obligation Capital Appreciation (Election 2008), Series 2010, 6.13%, due 8/1/2032	6,680,406
	Sulphur Springs Union School District Certificate of Participation Conv. Capital Appreciation Bonds
30,000	Series 2010, (AGM Insured), 6.50%, due 12/1/2037	30,296
525,000	Series 2010, (AGM Insured), 6.50%, due 12/1/2037 Pre-Refunded 12/1/2025	553,748
450,000	Series 2010, (AGM Insured), 6.50%, due 12/1/2037 Pre-Refunded 12/1/2025	473,257
170,000	Series 2010, (AGM Insured), 6.50%, due 12/1/2037	177,853
2,000,000	Sweetwater Union High School District Public Financing Authority Revenue, Series 2013, (BAM Insured), 5.00%, due 9/1/2025	2,009,728
500,000	Tobacco Securitization Authority Southern California Tobacco Settlement Revenue Refunding (San Diego Co. Asset Securitization Corp.), Series 2019-A, 5.00%, due 6/1/2048	492,536
2,000,000	Twin Rivers Unified School District General Obligation (Election 2022), Series 2023-A, (BAM Insured), 4.13%, due 8/1/2047	1,764,241
200,000	University of California Regents Medical Center Pooled Revenue Refunding, Series 2020-0-1, 2.95%, due 5/15/2045	200,000 (b)
12,070,000	Victor Valley Community College District General Obligation Capital Appreciation (Election 2008), Series 2009-C, 6.88%, due 8/1/2037	13,718,454
5,095,000	Victor Valley Joint Union High School District General Obligation Capital Appreciation Bonds, Series 2009, (Assured Guaranty Insured), 0.00%, due 8/1/2026	4,558,470
3,500,000	William S. Hart Union High School District General Obligation Capital Appreciation (Election 2001), Series 2005-B, (AGM Insured), 0.00%, due 9/1/2026	3,106,123
5,250,000	Wiseburn School District General Obligation Capital Appreciation (Election 2010), Series 2011-B, (AGM Insured), 0.00%, due 8/1/2036	5,271,967 (d)
		134,229,177
See Notes to Financial Statements

Schedule of Investments Municipal Fund Inc.^  (cont’d)
Principal Amount		Value
Colorado 3.1%
	Colorado Educational & Cultural Facilities Authority Revenue (Charter School- Atlas Preparatory School Project)
$550,000	Series 2015, 4.50%, due 4/1/2025	$550,184 (a)
1,000,000	Series 2015, 5.13%, due 4/1/2035 Pre-Refunded 4/1/2025	1,014,915 (a)
1,350,000	Series 2015, 5.25%, due 4/1/2045 Pre-Refunded 4/1/2025	1,372,432 (a)
750,000	Colorado Educational & Cultural Facility Authority Revenue Refunding, Series 2014, 4.50%, due 11/1/2029	715,612
2,000,000	Platte River Metropolitan District General Obligation Refunding, Series 2023-A, 6.50%, due 8/1/2053	1,872,954 (a)(e)
2,550,000	Plaza Metropolitan District No. 1 Tax Allocation Revenue, Series 2013, 4.00%, due 12/1/2023	2,546,827 (a)
5,333,333	Villages at Castle Rock Metropolitan District No. 6 (Cabs - Cobblestone Ranch Project), Series 2007-2, 0.00%, due 12/1/2037	1,703,878
		9,776,802
Connecticut 0.2%
750,000	Hamden General Obligation, Series 2013, (AGM Insured), 3.13%, due 8/15/2025	728,018
Delaware 0.8%
2,400,000	Deutsche Bank Spears/Lifers Trust Revenue, (LOC: Deutsche Bank A.G.), Series 2023-DBE-8110, 4.45%, due 12/1/2062	2,400,000 (a)(b)
District of Columbia 2.2%
6,250,000	Deutsche Bank Spears/Lifers Trust Revenue, (LOC: Deutsche Bank A.G.), Series 2020-DBE-8070, 4.54%, due 8/1/2040	6,250,000 (a)(b)
650,000	District of Columbia Student Dormitory Revenue (Provident Group-Howard Property), Series 2013, 5.00%, due 10/1/2045	557,165
		6,807,165
Florida 4.0%
800,000	Capital Trust Agency Senior Living Revenue (H-Bay Ministries, Inc. Superior Residences-Third Tier), Series 2018-C, 7.50%, due 7/1/2053	8,000 (a)(c)
2,000,000	Capital Trust Agency Senior Living Revenue (Wonderful Foundations School Project), Series 2020-A-1, 5.00%, due 1/1/2055	1,394,951 (a)
770,000	Cityplace Community Development District Special Assessment Refunding Revenue, Series 2012, 5.00%, due 5/1/2026	774,113
1,750,000	Florida Development Finance Corp. Education Facilities Revenue (Renaissance Charter School, Inc.), Series 2014-A, 5.75%, due 6/15/2029	1,735,819 (a)
1,075,000	Florida Development Finance Corp. Education Facilities Revenue Refunding (Pepin Academies, Inc.), Series 2016-A, 5.00%, due 7/1/2036	919,713
1,200,000	Gainesville Utilities System Revenue, (LOC: Barclays Bank PLC), Series 2006-A, 4.03%, due 10/1/2026	1,200,000 (b)
8,000,000	Hillsborough County Industrial Development Authority Hospital Revenue (Tampa General Hospital Project), Series 2020, 3.50%, due 8/1/2055	5,199,810
840,000	Village Community Development District No. 11 Special Assessment Revenue, Series 2014, 4.13%, due 5/1/2029	811,268
960,000	Village Community Development District No. 13 Special Assessment Revenue, Series 2019, 3.70%, due 5/1/2050	674,537
		12,718,211
Guam 1.9%
	Antonio B Won Pat International Airport Authority Revenue Refunding
525,000	Series 2023-A, 5.38%, due 10/1/2040	463,767
750,000	Series 2023-A, 5.38%, due 10/1/2043	654,793
700,000	Guam Government Business Privilege Tax Revenue Refunding, Series 2021-F, 4.00%, due 1/1/2036	627,983
650,000	Guam Government Hotel Occupancy Tax Revenue, Series 2021-A, 5.00%, due 11/1/2035	642,877
600,000	Guam Government Hotel Occupancy Tax Revenue Refunding, Series 2021-A, 5.00%, due 11/1/2040	556,938
See Notes to Financial Statements

Schedule of Investments Municipal Fund Inc.^  (cont’d)
Principal Amount		Value
Guam – cont'd
	Guam Power Authority Revenue
$1,000,000	Series 2022-A, 5.00%, due 10/1/2035	$1,004,532
1,035,000	Series 2022-A, 5.00%, due 10/1/2036	1,027,338
1,075,000	Series 2022-A, 5.00%, due 10/1/2037	1,051,858
		6,030,086
Illinois 13.1%
5,705,000	Berwyn General Obligation, Series 2013-A, 5.00%, due 12/1/2027	5,705,265
	Chicago General Obligation
2,000,000	Series 2002-B, 5.00%, due 1/1/2025	2,010,192
90,000	Series 2002-B, 5.13%, due 1/1/2027 Pre-Refunded 1/1/2025	91,257
160,000	Series 2002-B, 5.13%, due 1/1/2027	160,774
1,000,000	Series 2019-A, 5.00%, due 1/1/2044	941,872
1,250,000	Chicago Midway International Airport Revenue Refunding, Series 2023-A, (BAM Insured), 5.50%, due 1/1/2053	1,256,915 (e)
	Chicago Refunding General Obligation
1,000,000	Series 2005-D, 5.50%, due 1/1/2040	981,564
700,000	Series 2014-A, 5.00%, due 1/1/2027 Pre-Refunded 1/1/2024	701,031
3,000,000	Series 2017-A, 6.00%, due 1/1/2038	3,071,817
	Cook County School District No. 83 General Obligation (Mannheim)
1,350,000	Series 2013-C, 5.45%, due 12/1/2030	1,351,705
1,960,000	Series 2013-C, 5.50%, due 12/1/2031	1,962,552
1,560,000	Illinois Finance Authority Refunding Revenue (Presence Health Network Obligated Group), Series 2016-C, 5.00%, due 2/15/2031	1,597,434
1,000,000	Illinois Finance Authority Revenue Refunding (Northwestern Memorial Health Care Obligated Group), Series 2017-A, 4.00%, due 7/15/2047	829,292
1,905,000	Illinois Sports Facilities Authority Capital Appreciation Revenue (Saint Tax Supported), Series 2001, (AMBAC Insured), 0.00%, due 6/15/2026	1,660,514
	Illinois State General Obligation
5,200,000	Series 2017-D, 5.00%, due 11/1/2028	5,315,910
3,000,000	Series 2021-A, 4.00%, due 3/1/2039	2,592,063
2,175,000	Series 2021-A, 4.00%, due 3/1/2040	1,851,691
775,000	Series 2021-A, 5.00%, due 3/1/2046	727,468
4,250,000	Illinois State General Obligation Refunding, Series 2016, 5.00%, due 2/1/2024	4,255,348
	Southern Illinois University Certificate of Participation (Capital Improvement Project)
945,000	Series 2014-A-1, (BAM Insured), 5.00%, due 2/15/2027	946,603
1,375,000	Series 2014-A-1, (BAM Insured), 5.00%, due 2/15/2028	1,377,136
715,000	Series 2014-A-1, (BAM Insured), 5.00%, due 2/15/2029	716,009
1,500,000	Upper Illinois River Valley Development Authority Revenue Refunding (Cambridge Lakes Learning Center), Series 2017-A, 5.25%, due 12/1/2047	1,197,906 (a)
		41,302,318
Indiana 0.0%(f)
100,000	Valparaiso Exempt Facilities Revenue (Pratt Paper LLC Project), Series 2013, 5.88%, due 1/1/2024	100,211
Iowa 0.4%
1,105,000	Iowa State Higher Education Loan Authority Revenue (Des Moines University Project), Series 2020, 5.00%, due 10/1/2028	1,127,047
See Notes to Financial Statements

Schedule of Investments Municipal Fund Inc.^  (cont’d)
Principal Amount		Value
Kansas 0.3%
	Goddard Kansas Sales Tax Special Obligation Revenue (Olympic Park Star Bond Project)
$325,000	Series 2019, 3.60%, due 6/1/2030	$302,162
720,000	Series 2021, 3.50%, due 6/1/2034	599,470
		901,632
Kentucky 0.4%
1,350,000	Ashland City Kentucky Medical Center Refunding Revenue (Ashland Hospital Corp. DBA Kings Daughter Medical Center), Series 2019, (AGM Insured), 3.00%, due 2/1/2040	946,666
500,000	Kentucky Economic Development Finance Authority Revenue Refunding (Owensboro Health), Series 2017-A, 5.00%, due 6/1/2041	464,735
		1,411,401
Louisiana 1.8%
675,243	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue (Lafourche Parish Gomesa Project), Series 2019, 3.95%, due 11/1/2043	542,916 (a)
1,715,000	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Refunding (Westside Habilitation Center Project), Series 2017-A, 5.75%, due 2/1/2032	1,560,207 (a)
1,885,000	Louisiana Stadium & Exposition District Revenue Refunding, Series 2023-A, 5.25%, due 7/1/2053	1,888,054
1,775,000	Louisiana State Public Facilities Authority Revenue (Southwest Louisiana Charter Academy Foundation Project), Series 2013-A, 7.63%, due 12/15/2028	1,775,368
		5,766,545
Maine 0.5%
2,600,000	Maine State Finance Authority (Green Bond-Go Lab Madison LLC Project), Series 2021, 8.00%, due 12/1/2051	1,609,789 (a)
Maryland 0.1%
300,000	Baltimore Special Obligation Refunding Revenue Senior Lien (Harbor Point Project), Series 2022, 5.00%, due 6/1/2051	261,228
Massachusetts 0.6%
	Massachusetts State Development Finance Agency Revenue (Milford Regional Medical Center)
200,000	Series 2014-F, 5.00%, due 7/15/2024	200,048
415,000	Series 2014-F, 5.00%, due 7/15/2025	414,996
200,000	Series 2014-F, 5.00%, due 7/15/2026	200,018
190,000	Series 2014-F, 5.00%, due 7/15/2027	190,029
	Massachusetts State Education Financing Authority Revenue
860,000	Series 2012-J, 4.70%, due 7/1/2026	854,227
125,000	Series 2023-C, 5.00%, due 7/1/2053	104,835
		1,964,153
Michigan 4.0%
1,500,000	Detroit Downtown Development Authority Tax Increment Revenue Refunding (Catalyst Development Project), Series 2018-A, (AGM Insured), 5.00%, due 7/1/2048	1,395,576
	Detroit General Obligation
3,000,000	Series 2021-A, 5.00%, due 4/1/2046	2,695,903
3,850,000	Series 2021-A, 5.00%, due 4/1/2050	3,395,237
2,000,000	Michigan State Building Authority Revenue (Facilities Program), Series 2022-I, 5.00%, due 10/15/2047	2,013,541
2,500,000	Michigan State Strategic Fund Ltd. Obligation Revenue (Green Bond-Recycled Board Machine Project), Series 2021, 4.00%, due 10/1/2061 Putable 10/1/2026	2,422,376
750,000	Michigan State Strategic Fund Ltd. Obligation Revenue (Improvement Project), Series 2018, 5.00%, due 6/30/2048	680,871
		12,603,504
See Notes to Financial Statements

Schedule of Investments Municipal Fund Inc.^  (cont’d)
Principal Amount		Value
Minnesota 0.1%
$400,000	Saint Paul Housing & Redevelopment Authority Charter School Lease Revenue (Metro Deaf School Project), Series 2018-A, 5.00%, due 6/15/2038	$356,028 (a)
Mississippi 1.0%
1,800,000	Mississippi Business Finance Corp. Revenue (Chevron USA, Inc.), Series 2010-G, 4.00%, due 11/1/2035	1,800,000 (b)
1,625,000	Mississippi Development Bank Special Obligation (Jackson Co. Gomesa Project), Series 2021, 3.63%, due 11/1/2036	1,363,491 (a)
		3,163,491
Nebraska 3.2%
10,250,000	Central Plains Energy Project Revenue Refunding, Series 2023-A, 5.00%, due 5/1/2054 Putable 11/1/2029	10,196,851
Nevada 0.3%
	Director of the State of Nevada Department of Business & Industrial Revenue (Somerset Academy)
655,000	Series 2015-A, 4.00%, due 12/15/2025	631,012 (a)
500,000	Series 2015-A, 5.13%, due 12/15/2045	424,033 (a)
		1,055,045
New Hampshire 0.2%
750,000	New Hampshire Business Finance Authority Revenue (Green Bond), Series 2020-B, 3.75%, due 7/1/2045 Putable 7/2/2040	529,231 (a)
New Jersey 4.5%
	New Jersey Economic Development Authority Revenue (The Goethals Bridge Replacement Project)
500,000	Series 2013-A, 5.25%, due 1/1/2025	500,333
500,000	Series 2013-A, 5.50%, due 1/1/2026	500,512
7,000,000	New Jersey State Economic Development Authority Revenue (School Facilities Construction Program), Series 2019, 4.00%, due 6/15/2049	5,777,170
	New Jersey State Economic Development Authority School Revenue (Beloved Community Charter, School, Inc. Project)
1,105,000	Series 2019-A, 5.00%, due 6/15/2049	910,081 (a)
725,000	Series 2019-A, 5.00%, due 6/15/2054	584,481 (a)
	New Jersey State Transportation Trust Fund Authority Transportation System Revenue Refunding
1,250,000	Series 2018-A, 5.00%, due 12/15/2036	1,266,957
4,000,000	Series 2018-A, 4.25%, due 12/15/2038	3,745,577
1,000,000	Series 2018-A, (BAM Insured), 4.00%, due 12/15/2037	933,898
		14,219,009
New Mexico 0.4%
1,500,000	Winrock Town Center Tax Increment Development District No. 1 (Senior Lien), Series 2022, 4.25%, due 5/1/2040	1,164,570 (a)
New York 39.7%
	Albany Capital Resource Corp. Refunding Revenue (Albany College of Pharmacy & Health Sciences)
380,000	Series 2014-A, 5.00%, due 12/1/2027	380,697
375,000	Series 2014-A, 5.00%, due 12/1/2028	375,605
270,000	Series 2014-A, 5.00%, due 12/1/2029	270,282
750,000	Broome County Local Development Corp. Revenue (Good Shepherd Village at Endwell, Inc. Project), Series 2021, 4.00%, due 7/1/2047	492,246
500,000	Buffalo & Erie County Industrial Land Development Corp. Revenue (Tapestry Charter School Project), Series 2017, 5.00%, due 8/1/2047	418,276
1,550,000	Buffalo & Erie County Industrial Land Development Corp. Revenue Refunding (Charter School for Applied Technologies Project), Series 2017-A, 5.00%, due 6/1/2035	1,539,605
See Notes to Financial Statements

Schedule of Investments Municipal Fund Inc.^  (cont’d)
Principal Amount		Value
New York – cont'd
	Buffalo & Erie County Industrial Land Development Corp. Revenue Refunding (Orchard Park)
$500,000	Series 2015, 5.00%, due 11/15/2027	$500,373
500,000	Series 2015, 5.00%, due 11/15/2028	500,468
625,000	Series 2015, 5.00%, due 11/15/2029	625,466
	Build NYC Resource Corp. Refunding Revenue (City University - Queens College)
270,000	Series 2014-A, 5.00%, due 6/1/2026	270,787
225,000	Series 2014-A, 5.00%, due 6/1/2029	225,605
500,000	Build NYC Resource Corp. Refunding Revenue (Methodist Hospital Project), Series 2014, 5.00%, due 7/1/2029 Pre-Refunded 7/1/2024	503,202
2,595,000	Build NYC Resource Corp. Refunding Revenue (New York Law School Project), Series 2016, 4.00%, due 7/1/2045	1,910,442
	Build NYC Resource Corp. Refunding Revenue (Packer Collegiate Institute Project)
155,000	Series 2015, 5.00%, due 6/1/2026	156,639
125,000	Series 2015, 5.00%, due 6/1/2027	126,151
195,000	Series 2015, 5.00%, due 6/1/2028	196,469
220,000	Series 2015, 5.00%, due 6/1/2029	221,257
325,000	Series 2015, 5.00%, due 6/1/2030	326,415
	Build NYC Resource Corp. Revenue
1,665,000	Series 2014, 5.00%, due 11/1/2024	1,248,750
835,000	Series 2014, 5.25%, due 11/1/2029	626,250
650,000	Series 2014, 5.25%, due 11/1/2034	487,500
975,000	Series 2014, 5.50%, due 11/1/2044	731,250
1,000,000	Build NYC Resource Corp. Revenue (Metropolitan Lighthouse Charter School Project), Series 2017-A, 5.00%, due 6/1/2047	883,810 (a)
1,400,000	Build NYC Resource Corp. Revenue (New Dawn Charter School Project), Series 2019, 5.75%, due 2/1/2049	1,189,464 (a)
450,000	Build NYC Resource Corp. Revenue (New World Preparatory Charter School Project), Series 2021-A, 4.00%, due 6/15/2056	289,339 (a)
750,000	Build NYC Resource Corp. Revenue (Shefa School Project), Series 2021-A, 5.00%, due 6/15/2051	567,689 (a)
1,450,000	Build NYC Resource Corp. Revenue (South Bronx Charter School for International Cultures & the Arts), Series 2013-A, 5.00%, due 4/15/2043	1,140,435 (a)
420,000	Build NYC Resource Corp. Solid Waste Disposal Refunding Revenue (Pratt Paper, Inc. Project), Series 2014, 4.50%, due 1/1/2025	418,472 (a)
	Dutchess County Local Development Corp. Revenue (Culinary Institute of America Project)
200,000	Series 2016-A-1, 5.00%, due 7/1/2041	185,426
275,000	Series 2016-A-1, 5.00%, due 7/1/2046	246,746
	Hempstead Town Local Development Corp. Revenue (Molloy College Project)
735,000	Series 2014, 5.00%, due 7/1/2024	737,598
390,000	Series 2018, 5.00%, due 7/1/2030	389,997
405,000	Series 2018, 5.00%, due 7/1/2031	403,819
425,000	Series 2018, 5.00%, due 7/1/2032	422,636
450,000	Series 2018, 5.00%, due 7/1/2033	445,993
1,044,830	Jefferson County Industrial Development Agency Solid Waste Disposal Revenue (Green Bond-Reenergy Black River LLC Project), Series 2014, 5.25%, due 1/1/2024	104,483 (a)(g)(h)
1,295,000	Metropolitan Transportation Authority Revenue, (LOC: Barclays Bank PLC), Series 2015-E-1, 4.00%, due 11/15/2050	1,295,000 (b)
	Metropolitan Transportation Authority Revenue (Green Bond)
1,500,000	Series 2020-C-1, 5.00%, due 11/15/2050	1,424,559
10,500,000	Series 2020-D-3, 4.00%, due 11/15/2049	8,456,902
3,000,000	Series 2020-D-3, 4.00%, due 11/15/2050	2,406,142
100,000	Metropolitan Transportation Authority Revenue Refunding, (LOC: Barclays Bank PLC), Series 2012-G-1, 4.00%, due 11/1/2032	100,000 (b)
See Notes to Financial Statements

Schedule of Investments Municipal Fund Inc.^  (cont’d)
Principal Amount		Value
New York – cont'd
$300,000	Monroe County Industrial Development Corp. Revenue (Monroe Community College), Series 2014, (AGM Insured), 5.00%, due 1/15/2029	$300,657
	Monroe County Industrial Development Corp. Revenue (Nazareth College of Rochester Project)
500,000	Series 2013-A, 5.00%, due 10/1/2024	500,085
500,000	Series 2013-A, 5.00%, due 10/1/2025	500,123
250,000	Series 2013-A, 4.00%, due 10/1/2026	243,693
210,000	Monroe County Industrial Development Corp. Revenue (Saint John Fisher College), Series 2012-A, 5.00%, due 6/1/2025	210,083
1,000,000	Nassau County Local Economic Assistance Corp. Revenue (Catholic Health Services of Long Island Obligated Group Project), Series 2014, 5.00%, due 7/1/2027	1,004,112
4,175,000	Nassau County Tobacco Settlement Corp. Asset Backed, Series 2006-A-3, 5.13%, due 6/1/2046	3,530,396
1,375,000	New York City Industrial Development Agency Revenue (Queens Ballpark Co. LLC), Series 2021-A, (AGM Insured), 3.00%, due 1/1/2046	916,284
	New York City Industrial Development Agency Revenue (Yankee Stadium Project)
4,000,000	Series 2020-A, 3.00%, due 3/1/2049	2,452,168
2,000,000	Series 2020-A, (AGM Insured), 3.00%, due 3/1/2049	1,291,259
875,000	New York City Municipal Water Finance Authority Water & Sewer System Refunding Revenue (Second General Resolution Revenue Bonds), Series 2022-DD, 4.28%, due 6/15/2033	875,000 (b)
	New York City Municipal Water Finance Authority Water & Sewer System Revenue (Second General Resolution Revenue Bonds)
2,400,000	(LOC: Barclays Bank PLC), Subseries 2014-BB-4, 4.00%, due 6/15/2050	2,400,000 (b)
2,000,000	Series 2016-BB-1A, 4.00%, due 6/15/2049	2,000,000 (b)
1,200,000	New York City Transitional Finance Authority Revenue (Future Tax Secured), (LOC: Barclays Bank PLC), Series 2019-C-4, 4.00%, due 11/1/2044	1,200,000 (b)
750,000	New York City Trust for Cultural Resource Refunding Revenue (Lincoln Center for the Performing Arts, Inc.), Series 2020-A, 4.00%, due 12/1/2035	714,096
	New York General Obligation
150,000	(LOC: Barclays Bank PLC), Series 2017-B4, 4.00%, due 10/1/2046	150,000 (b)
400,000	(LOC: Barclays Bank PLC), Series 2017-B-5, 4.00%, due 10/1/2046	400,000 (b)
800,000	(LOC: State Street Bank & Trust Co.), Series 2022-D-3, 4.00%, due 5/1/2052	800,000 (b)
6,500,000	Series 2012-3, 4.28%, due 4/1/2042	6,500,000 (b)
1,800,000	Series 2019-B3, 4.28%, due 10/1/2046	1,800,000 (b)
1,000,000	New York Liberty Development Corp. Refunding Revenue (3 World Trade Center Project), Series 2014, 5.38%, due 11/15/2040	923,821 (a)
2,000,000	New York Liberty Development Corp. Revenue (Goldman Sachs Headquarters), Series 2005, 5.25%, due 10/1/2035	2,096,426
750,000	New York Liberty Development Corp. Revenue Refunding (Bank of America Tower at One Bryant Park Project), Series 2019, Class 3, 2.80%, due 9/15/2069	638,324
1,450,000	New York State Dormitory Authority Revenue, Series 2018-A, 5.00%, due 7/1/2048	1,447,865
780,000	New York State Dormitory Authority Revenue Non State Supported Debt (Culinary Institute of America), Series 2013, 4.63%, due 7/1/2025	777,899
	New York State Dormitory Authority Revenue Non State Supported Debt (Touro College & University System Obligated Group)
460,000	Series 2014-A, 4.00%, due 1/1/2026 Pre-Refunded 7/1/2024	460,416
470,000	Series 2014-A, 4.00%, due 1/1/2027 Pre-Refunded 7/1/2024	470,425
200,000	Series 2014-A, 4.00%, due 1/1/2028 Pre-Refunded 7/1/2024	200,181
275,000	Series 2014-A, 4.13%, due 1/1/2029 Pre-Refunded 7/1/2024	275,471
475,000	New York State Dormitory Authority Revenue Non State Supported Debt (Vaughn College of Aeronautics & Technology), Series 2016, 5.00%, due 12/1/2026	462,897 (a)
400,000	New York State Dormitory Authority Revenue Refunding Non State Supported Debt (Garnet Health Medical Center), Series 2017, 5.00%, due 12/1/2035	359,093 (a)
3,800,000	New York State Dormitory Authority Revenue Refunding Non State Supported Debt (Montefiore Obligation Group), Series 2018-A, 5.00%, due 8/1/2035	3,716,734
See Notes to Financial Statements

Schedule of Investments Municipal Fund Inc.^  (cont’d)
Principal Amount		Value
New York – cont'd
	New York State Dormitory Authority Revenue Refunding Non State Supported Debt (Orange Regional Medical Center)
$200,000	Series 2017, 5.00%, due 12/1/2036	$177,835 (a)
400,000	Series 2017, 5.00%, due 12/1/2037	352,343 (a)
1,000,000	New York State Dormitory Authority Revenue State Supported Debt (New School), Series 2022-A, 4.00%, due 7/1/2052	743,901
	New York State Environmental Facilities Corp. Solid Waste Disposal Revenue (Casella Waste System, Inc. Project)
500,000	Series 2014, 2.88%, due 12/1/2044 Putable 12/3/2029	427,038 (a)
500,000	Series 2020-R-1, 2.75%, due 9/1/2050 Putable 9/2/2025	473,150
660,000	New York State Housing Finance Agency Revenue (Affordable Housing), Series 2012-F, (SONYMA Insured), 3.05%, due 11/1/2027	632,309
830,000	New York State Housing Finance Agency Revenue Refunding (Affordable Housing), Series 2020-H, 2.45%, due 11/1/2044	517,799
3,045,000	New York State Mortgage Agency Homeowner Mortgage Refunding Revenue, Series 2014-189, 3.45%, due 4/1/2027	2,929,571
3,000,000	New York State Transportation Development Corp. Facility Revenue (Empire State Thruway Service Areas Project), Series 2021, 4.00%, due 4/30/2053	2,251,132
1,500,000	New York State Transportation Development Corp. Special Facility Refunding Revenue (American Airlines, Inc.-John F Kennedy International Airport Project), Series 2016, 5.00%, due 8/1/2031	1,449,407
4,000,000	New York State Transportation Development Corp. Special Facility Revenue (Delta Airlines, Inc.-LaGuardia Airport Terminal C&D Redevelopment), Series 2018-A, 5.00%, due 1/1/2033	3,866,544
1,145,000	New York State Transportation Development Corp. Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project), Series 2016-A, 4.00%, due 7/1/2041	940,319
2,000,000	New York State Transportation Development Corp. Special Facility Revenue (LaGuardia Airport Terminal C&D Redevelopment Project), Series 2023, 5.63%, due 4/1/2040	1,986,137 (e)
	New York State Transportation Development Corp. Special Facility Revenue Refunding (JFK International Airport Terminal 4 Project)
100,000	Series 2020-A, 4.00%, due 12/1/2042	80,653
400,000	Series 2020-C, 4.00%, due 12/1/2042	341,366
500,000	Series 2022, 5.00%, due 12/1/2039	483,487
1,000,000	Niagara Area Development Corp. Solid Waste Disposal Facility Revenue Refunding (Covanta Project), Series 2018-A, 4.75%, due 11/1/2042	765,552 (a)
	Niagara Frontier Transportation Authority Revenue Refunding (Buffalo Niagara International Airport)
375,000	Series 2019-A, 5.00%, due 4/1/2037	367,484
350,000	Series 2019-A, 5.00%, due 4/1/2038	339,564
350,000	Series 2019-A, 5.00%, due 4/1/2039	339,109
	Oneida County Local Development Corp. Revenue Refunding (Mohawk Valley Health Systems Project)
1,250,000	Series 2019-A, (AGM Insured), 3.00%, due 12/1/2044	838,931
2,000,000	Series 2019-A, (AGM Insured), 4.00%, due 12/1/2049	1,554,832
7,125,000	Port Authority New York & New Jersey Consolidated Bonds Revenue Refunding (Two Hundred And Forty Two), Series 2023-242, 5.00%, due 12/1/2053	6,711,809
500,000	Port Authority New York & New Jersey Consolidated Bonds Revenue Refunding (Two Hundred), Series 2017, 5.00%, due 4/15/2057	490,316
	Suffolk County Judicial Facilities Agency Lease Revenue (H. Lee Dennison Building)
1,980,000	Series 2013, 5.00%, due 11/1/2025	1,980,750
1,155,000	Series 2013, 4.25%, due 11/1/2026	1,155,258
1,640,000	Suffolk Tobacco Asset Securitization Corp. Refunding (Tobacco Settle Asset Backed Subordinated Bonds), Series 2021-B1, 4.00%, due 6/1/2050	1,453,089
35,000	Triborough Bridge & Tunnel Authority Special Obligation, Series 1998-A, (National Public Finance Guarantee Corp. Insured), 4.75%, due 1/1/2024 Pre-Refunded 1/1/2024	35,037
See Notes to Financial Statements

Schedule of Investments Municipal Fund Inc.^  (cont’d)
Principal Amount		Value
New York – cont'd
	TSASC, Inc. Revenue Refunding
$580,000	Series 2017-A, 5.00%, due 6/1/2028	$593,047
3,000,000	Series 2017-A, 5.00%, due 6/1/2041	2,934,660
5,000,000	Utility Debt Securitization Authority Revenue, Series 2013-TE, 5.00%, due 12/15/2028	5,001,920
	Westchester County Local Development Corp. Refunding Revenue (Westchester Medical Center)
825,000	Series 2016, 5.00%, due 11/1/2030	785,193
1,000,000	Series 2016, 3.75%, due 11/1/2037	741,394
1,500,000	Westchester County Local Development Corp. Revenue (Purchase Senior Learning Community, Inc. Project), Series 2021-A, 5.00%, due 7/1/2056	1,062,850 (a)
1,000,000	Westchester County Local Development Corp. Revenue Refunding (Kendal on Hudson Project), Series 2022-B, 5.00%, due 1/1/2051	850,165
1,600,000	Westchester County Local Development Corp. Revenue Refunding (Wartburg Senior Housing Project), Series 2015-A, 5.00%, due 6/1/2030	1,411,054 (a)
665,000	Yonkers Economic Development Corp. Education Revenue (Charter School of Education Excellence Project), Series 2019-A, 5.00%, due 10/15/2049	536,453
5,000,000	Yonkers Industrial Development Agency School Facilities Revenue (New Community School Project), Series 2022, 5.00%, due 5/1/2047	5,008,124
		125,469,335
North Carolina 2.1%
	Charlotte Airport Revenue
1,250,000	Series 2023-B, 5.00%, due 7/1/2044	1,206,203
1,500,000	Series 2023-B, 5.00%, due 7/1/2048	1,430,424
3,590,000	North Carolina Housing Finance Agency Homeownership Refunding Revenue, Series 2020-45, (GNMA/FNMA/FHLMC Insured), 2.20%, due 7/1/2040	2,286,446
1,700,000	North Carolina Medical Care Commission Retirement Facilities Revenue, Series 2020-A, 4.00%, due 9/1/2050	1,134,828
700,000	North Carolina Medical Care Commission Retirement Facilities Revenue (Twin Lakes Community), Series 2019-A, 5.00%, due 1/1/2049	594,392
		6,652,293
Ohio 7.7%
22,595,000	Buckeye Tobacco Settlement Finance Authority Asset-Backed Senior Refunding Revenue, Series 2020-B-2, 5.00%, due 6/1/2055	18,483,444
1,000,000	Jefferson County Port Economic Development Authority Revenue (JSW Steel USA, Ohio, Inc. Project), Series 2021, 3.50%, due 12/1/2051	616,808 (a)
2,500,000	Ohio State Air Quality Development Authority Exempt Facilities Revenue (AMG Vanadium LLC), Series 2019, 5.00%, due 7/1/2049	1,990,046 (a)
1,000,000	Ohio State Air Quality Development Authority Revenue (Ohio Valley Electric Corp. Project), Series 2014-B, 2.60%, due 6/1/2041 Putable 10/1/2029	831,760
2,335,000	Ohio State Air Quality Development Authority Revenue Refunding (Ohio Valley Electric Corp. Project), Series 2019-A, 3.25%, due 9/1/2029	2,140,321
510,000	Southern Ohio Port Exempt Facility Authority Revenue (PureCycle Project), Series 2020-A, 7.00%, due 12/1/2042	342,593 (a)
		24,404,972
Oklahoma 0.8%
2,000,000	Oklahoma State Development Finance Authority Health Systems Revenue (OU Medicine Project), Series 2018-B, 5.00%, due 8/15/2033	1,810,887
	Tulsa Airport Improvement Trust Refunding Revenue
250,000	Series 2015-A, (BAM Insured), 5.00%, due 6/1/2024	250,601
400,000	Series 2015-A, (BAM Insured), 5.00%, due 6/1/2025 Pre-Refunded 6/1/2024	401,440
		2,462,928
See Notes to Financial Statements

Schedule of Investments Municipal Fund Inc.^  (cont’d)
Principal Amount		Value
Oregon 0.5%
$25,000	Oregon State Housing & Community Service Department Multi-Family Revenue, Series 2012-B, (FHA/GNMA/FNMA/FHLMC Insured), 3.50%, due 7/1/2027	$23,704
2,180,000	Portland General Obligation (Transportation Project), Series 2022-A, 2.25%, due 10/1/2041	1,388,078
		1,411,782
Pennsylvania 4.6%
2,830,000	Lancaster County Hospital Authority Refunding Revenue (Health Centre-Landis Homes Retirement Community Project), Series 2015-A, 4.25%, due 7/1/2030	2,566,837
5,000,000	Leigh County Industrial Development Authority Pollution Control Revenue Refunding, Series 2016-A, 3.00%, due 9/1/2029	4,520,806
2,350,000	Pennsylvania Economic Development Financing Authority Revenue Refunding (Tapestry Moon Senior Housing Project), Series 2018-A, 6.75%, due 12/1/2053	895,938 (a)(c)
7,255,000	Philadelphia Water & Wastewater Revenue Refunding, Series 2023-B, (AGM Insured), 4.50%, due 9/1/2048	6,695,609
		14,679,190
Puerto Rico 7.6%
1,750,000	Puerto Rico Commonwealth General Obligation (Restructured), Series 2021-A1, 4.00%, due 7/1/2046	1,277,738
875,000	Puerto Rico Industrial Tourist Education Medical & Environmental Control Facilities Authority Revenue (Hospital Auxilio Mutuo Obligation Group Project), Series 2021, 5.00%, due 7/1/2027	886,454
25,052,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series 2018-A-1, 5.00%, due 7/1/2058	21,870,594
		24,034,786
Rhode Island 0.6%
3,045,000	Rhode Island State Housing & Mortgage Finance Corp. Revenue (Homeownership Opportunity), Series 2020-73, 2.30%, due 10/1/2040	2,018,930
South Carolina 0.9%
1,875,000	South Carolina Jobs Economic Development Authority Economic Development Revenue (River Park Senior Living Project), Series 2017-A, 7.75%, due 10/1/2057	1,948,118
550,000	South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (AMT-Green Bond-Last Step Recycling LLC Project), Series 2021-A, 6.50%, due 6/1/2051	381,809 (a)
2,325,000	South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (Green Bond-Jasper Pellets LLC Project), Series 2018-A, 7.00%, due 11/1/2038	406,642 #(a)(c)(g)(h)
750,000	South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (RePower South Berkeley LLC Project), Series 2017, 6.25%, due 2/1/2045	75,000 (a)(c)
		2,811,569
Tennessee 0.1%
400,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue (Blakeford At Green Hills), Series 2020-A, 4.00%, due 11/1/2045	283,093
Texas 5.8%
250,000	Anson Educational Facilities Corp. Educational Revenue (Arlington Classics Academy), Series 2016-A, 5.00%, due 8/15/2045	224,686
	Arlington Higher Education Finance Corp. Revenue (Universal Academy)
120,000	Series 2014-A, 5.88%, due 3/1/2024	119,595
1,000,000	Series 2014-A, 6.63%, due 3/1/2029	990,843
730,000	Austin Community College District Public Facility Corp. Lease Revenue, Series 2018-C, 4.00%, due 8/1/2042	612,169
250,000	Dallas County Flood Control District No. 1 Refunding General Obligation, Series 2015, 5.00%, due 4/1/2028	242,878 (a)
3,000,000	Dallas Fort Worth International Airport Revenue Refunding, Series 2023-B, 5.00%, due 11/1/2047	2,943,962
2,085,000	Dallas Independent School District General Obligation, Series 2022, (PSF-GTD Insured), 2.75%, due 2/15/2052	1,259,643
See Notes to Financial Statements

Schedule of Investments Municipal Fund Inc.^  (cont’d)
Principal Amount		Value
Texas – cont'd
$2,000,000	Fort Bend County Industrial Development Corp. Revenue (NRG Energy, Inc.), Series 2012-B, 4.75%, due 11/1/2042	$1,753,340
	Hale Center Education Facilities Corp. Revenue Refunding (Wayland Baptist University Project)
405,000	Series 2022, 5.00%, due 3/1/2033	401,300
1,000,000	Series 2022, 5.00%, due 3/1/2034	987,578
1,825,000	Series 2022, 4.00%, due 3/1/2035	1,621,142
1,000,000	Harris County Cultural Education Facilities Finance Corp. Revenue (Brazos Presbyterian Homes, Inc. Project), Series 2013-B, 5.75%, due 1/1/2028	992,988
	New Hope Cultural Education Facilities Finance Corp. Revenue (Beta Academy)
545,000	Series 2019-A, 5.00%, due 8/15/2039	484,735 (a)
520,000	Series 2019-A, 5.00%, due 8/15/2049	426,357 (a)
2,000,000	New Hope Cultural Education Facilities Finance Corp. Senior Living Revenue (Bridgemoor Plano Project), Series 2018-A, 7.25%, due 12/1/2053	2,090,000 (c)
500,000	New Hope Cultural Education Facilities Finance Corp. Senior Living Revenue (Cardinal Bay, Inc. Village On The Park Carriage), Series 2016-C, 5.50%, due 7/1/2046	200,000 (c)
	Parkway Utility District Water & Sewer System Revenue
495,000	Series 2022, (AGM Insured), 3.00%, due 3/1/2033	418,423
690,000	Series 2022, (AGM Insured), 3.00%, due 3/1/2034	579,227
545,000	Series 2022, (AGM Insured), 3.00%, due 3/1/2035	441,407
625,000	Texas Private Activity Bond Surface Transportation Corp. Senior Lien Revenue Refunding (North Tarrant Express Managed Lanes Project), Series 2019-A, 4.00%, due 12/31/2039	541,320
1,000,000	Texas State Private Activity Bond Surface Transportation Corp. Revenue (Segment 3C Project), Series 2019, 5.00%, due 6/30/2058	911,411
		18,243,004
Utah 2.2%
	Salt Lake City Airport Revenue
1,000,000	Series 2017-A, 5.00%, due 7/1/2042	968,970
2,000,000	Series 2017-A, 5.00%, due 7/1/2047	1,889,534
1,000,000	Series 2018-A, 5.00%, due 7/1/2043	968,059
3,000,000	Salt Lake County Hospital Revenue (IHC Health Service, Inc.), Series 2001, (AMBAC Insured), 5.40%, due 2/15/2028 Pre-Refunded 2/15/2028	3,042,291
		6,868,854
Vermont 1.1%
1,000,000	Vermont Economic Development Authority Solid Waste Disposal Revenue (Casella Waste System, Inc.), Series 2022-A-1, 5.00%, due 6/1/2052 Putable 6/1/2027	975,046 (a)
	Vermont Student Assistant Corp. Education Loan Revenue
1,800,000	Series 2014-A, 5.00%, due 6/15/2024	1,805,602
755,000	Series 2015-A, 4.13%, due 6/15/2027	750,909
		3,531,557
Virgin Islands 2.2%
7,500,000	Matching Fund Special Purpose Securitization Corp. Refunding, Series 2022-A, 5.00%, due 10/1/2039	7,090,139
Virginia 0.6%
2,000,000	Virginia State Small Business Finance Authority Revenue Refunding (Senior Lien I-495, Hot Lanes Project), Series 2022, 5.00%, due 12/31/2047	1,883,257
Washington 3.0%
6,700,000	Vancouver Downtown Redevelopment Authority Revenue (Conference Center Project), Series 2013, 4.00%, due 1/1/2028	6,682,654
1,000,000	Washington State Economic Development Finance Authority Environmental Facilities Revenue (Green Bond), Series 2020-A, 5.63%, due 12/1/2040	899,993 (a)
See Notes to Financial Statements

Schedule of Investments Municipal Fund Inc.^  (cont’d)
Principal Amount		Value
Washington – cont'd
$790,000	Washington State Health Care Facilities Authority Revenue Refunding (Virginia Mason Medical Center), Series 2017, 5.00%, due 8/15/2026	$794,646
1,446,750	Washington State Housing Finance Commission, Series 2021-A-1, 3.50%, due 12/20/2035	1,228,085
		9,605,378
West Virginia 1.0%
	West Virginia Hospital Finance Authority Revenue (Vandalia Health Group)
1,500,000	Series 2023-B, 6.00%, due 9/1/2053	1,544,588
1,500,000	Series 2023-B, (AGM Insured), 5.38%, due 9/1/2053	1,487,449
		3,032,037
Wisconsin 2.8%
1,600,000	Deutsche Bank Spears/Lifers Trust Revenue, (LOC: Deutsche Bank A.G.), Series 2023-DBE-8109, 4.45%, due 4/1/2055	1,600,000 (a)(b)
2,000,000	Public Finance Authority Airport Facility Revenue Refunding (Trips Obligation Group), Series 2012-B, 5.00%, due 7/1/2042	1,799,395
870,000	Public Finance Authority Education Revenue (Pine Lake Preparatory, Inc.), Series 2015, 4.95%, due 3/1/2030	852,053 (a)
200,000	Public Finance Authority Education Revenue (Resh Triangle High School Project), Series 2015-A, 5.38%, due 7/1/2035	191,218 (a)
600,000	Public Finance Authority Retirement Facility Revenue Refunding (Friends Homes), Series 2019, 5.00%, due 9/1/2054	460,080 (a)
	Public Finance Authority Revenue Refunding (Celanese Project)
210,000	Series 2016-C, 4.30%, due 11/1/2030	194,028
3,000,000	Series 2016-D, 4.05%, due 11/1/2030	2,728,959
590,000	Public Finance Authority Revenue Refunding (Roseman University Health Sciences Project), Series 2015, 5.00%, due 4/1/2025	585,380
800,000	Saint Croix Chippewa Indians of Wisconsin Refunding, Series 2021, 5.00%, due 9/30/2041	558,920 (a)
		8,970,033
Other 0.1%
300,000	JPMorgan Chase Putters/Drivers Trust Various States Revenue (Putters), (LOC: JP Morgan Chase Bank N.A.), Series 2019, 4.55%, due 3/20/2024	300,000 (a)(b)
Total Investments 172.7% (Cost $601,440,851)		546,132,954
Liabilities Less Other Assets (0.6)%		(1,927,878)
Liquidation Preference of Variable Rate Municipal Term Preferred Shares (72.1%)		(227,900,000)(i)
Net Assets Applicable to Common Stockholders 100.0%		$316,305,076

(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2023, these securities amounted to $75,226,719, which represents 23.8% of net assets applicable to common stockholders of the Fund.

(b)
Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2023.

(c)	Defaulted security.
(d)	Currently a zero coupon security; will convert to 7.30% on August 1, 2026.
See Notes to Financial Statements

Schedule of Investments Municipal Fund Inc.^  (cont’d)
(e)	When-issued security. Total value of all such securities at October 31, 2023 amounted to $5,116,006, which represents 1.6% of net assets applicable to common stockholders of the Fund.
(f)	Represents less than 0.05% of net assets applicable to common stockholders of the Fund.
(g)	Value determined using significant unobservable inputs.
(h)
Security fair valued as of October 31, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at October 31, 2023 amounted to $511,125, which represents
0.2% of net assets applicable to common stockholders of the Fund.

(i)	Security fair valued as of October 31, 2023 in accordance with procedures approved by the valuation designee.
#
This security has been deemed by Management to be illiquid, and is subject to restrictions on resale. Total value of all such securities at October 31, 2023 amounted to $406,642, which represents 0.1% of net assets applicable to common stockholders of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 10/31/2023	Fair Value Percentage of Net Assets Applicable to Common Stockholders as of 10/31/2023
South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (Green Bond-Jasper Pellets LLC Project)	12/4/2018-6/25/2020	$2,208,259	$406,642	0.1%
See Notes to Financial Statements

Schedule of Investments Municipal Fund Inc.^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Municipal Notes
New York	$—	$125,364,852	$104,483	$125,469,335
South Carolina	—	2,404,927	406,642	2,811,569
Other Municipal Notes#	—	417,852,050	—	417,852,050
Total Municipal Notes	—	545,621,829	511,125	546,132,954
Total Investments	$—	$545,621,829	$511,125	$546,132,954

#	The Schedule of Investments provides information on the state/territory categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2023
Investments in Securities:
Municipal Notes(1)	$140	$3	$—	$(1,486)	$—	$(355)	$2,209	$—	$511	$(1,486)
Total	$140	$3	$—	$(1,486)	$—	$(355)	$2,209	$—	$511	$(1,486)
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 10/31/2023	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Municipal Notes	$511,125	Market Approach	Recovery Value (of Par Value)	10.0% - 17.5%	16.0%	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s outstanding Variable Rate Municipal Term Preferred Shares as of October 31, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Variable Rate Municipal Term Preferred Shares(a)	$—	$(227,900,000)	$—	$(227,900,000)
Total Variable Rate Municipal Term Preferred Shares	$—	$(227,900,000)	$—	$(227,900,000)

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Statement of Assets and Liabilities
Neuberger Berman
Municipal Fund Inc.
October 31, 2023
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$546,132,954
Cash	99,898
Interest receivable	7,457,164
Receivable for securities sold	975,000
Prepaid expenses and other assets	22,581
Total Assets	554,687,597
Liabilities
Variable Rate Municipal Term Preferred Shares, Series A ($100,000 liquidation preference per share; 2,279 shares outstanding) (Note A)	227,900,000
Distributions payable—preferred shares	844,354
Distributions payable—common stock	1,117,785
Payable to investment manager (Note B)	86,699
Payable for securities purchased	7,800,535
Payable to administrator (Note B)	104,039
Payable to directors	3,367
Other accrued expenses and payables	525,742
Total Liabilities	238,382,521
Net Assets applicable to Common Stockholders	$316,305,076
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$404,692,716
Total distributable earnings/(losses)	(88,387,640)
Net Assets applicable to Common Stockholders	$316,305,076
Shares of Common Stock Outstanding ($0.0001 par value; 999,989,384 shares authorized)	29,618,059
Net Asset Value Per Share of Common Stock Outstanding	$10.68
*Cost of Investments:
(a) Unaffiliated issuers	$601,440,851

See Notes to Financial Statements

Statement of Operations
Neuberger Berman
Municipal Fund Inc.
For the Fiscal Year Ended October 31, 2023
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$17,099,254
Expenses:
Investment management fees (Note B)	933,376
Administration fees (Note B)	1,120,052
Audit fees	56,915
Basic maintenance (Note A)	12,500
Custodian and accounting fees	81,187
Insurance	8,568
Legal fees	123,680
Stockholder reports	17,525
Stock exchange listing fees	11,464
Stock transfer agent fees	26,375
Distributions to Variable Rate Municipal Term Preferred Shareholders (Note A)	6,078,475
Directors' fees and expenses	49,550
Interest	160
Miscellaneous and other fees	253,627
Total expenses	8,773,454
Net investment income/(loss)	$8,325,800
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(3,822,452)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(2,368,623)
Net gain/(loss) on investments	(6,191,075)
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	$2,134,725
See Notes to Financial Statements

Statements of Changes in Net Assets
Neuberger Berman
	Municipal Fund Inc.
	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2023	October 31, 2022
Increase/(Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$8,325,800	$11,540,476
Net realized gain/(loss) on investments	(3,822,452)	(3,511,579)
Change in net unrealized appreciation/(depreciation) of investments	(2,368,623)	(67,731,359)
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	2,134,725	(59,702,462)
Distributions to Common Stockholders From (Note A):
Distributable earnings	(9,647,520)	(12,509,970)
From Capital Share Transactions (Note D):
Proceeds from common stock issued in connection with tax-free reorganizations (Note E)	115,678,555	—
Proceeds from reinvestment of dividends and distributions	—	119,234
Net increase/(decrease) from capital share transactions	115,678,555	119,234
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	108,165,760	(72,093,198)
Net Assets Applicable to Common Stockholders:
Beginning of year	208,139,316	280,232,514
End of year	$316,305,076	$208,139,316
See Notes to Financial Statements

Notes to Financial Statements Municipal Fund Inc.
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Municipal Fund Inc. (the "Fund") was organized as a Maryland corporation on July 29, 2002 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund’s Board of Directors (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
2
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund's investments in municipal notes is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods that include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs). Other Level 2 and 3 inputs used by independent pricing services to value municipal notes include current trades, bid-wanted lists (which inform the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, appraisals, bid offers and specific data on specialty issues.
The value of the Fund's Variable Rate Municipal Term Preferred Shares ("VMTPS") is estimated to be their liquidation preference (Level 2 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers

(generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
3
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.
4
Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.
For federal income tax purposes, the estimated cost of investments held at October 31, 2023 was $601,896,496. The estimated gross unrealized appreciation was $14,012,239 and estimated gross unrealized depreciation was $69,775,781 resulting in net unrealized depreciation in value of investments of $55,763,542 based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences, if any, are primarily due to differing treatments of income and gains on various investment securities held by the Fund and net operating losses written off.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, net asset value ("NAV") or NAV per share of common stock of the Fund. For the year ended October 31, 2023, the Fund recorded permanent differences primarily related to book to tax differences transferred to the Fund due to reorganizations (see Note E).
For the year ended October 31, 2023, the Fund recorded the following permanent reclassifications:
Paid-in Capital	Total Distributable Earnings/(Losses)
$9,570,497	$(9,570,497)

The tax character of distributions paid during the years ended October 31, 2023, and October 31, 2022, was as follows:
Distributions Paid From:
Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
$254,692	$214,885	$15,471,302	$15,201,041	$—	$—	$—	$—	$15,725,994	$15,415,926

As of October 31, 2023, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$76,254	$—	$(55,763,543)	$(30,738,212)	$(1,962,139)	$(88,387,640)
The temporary differences between book basis and tax basis distributable earnings are primarily due to: defaulted bond adjustments and timing differences of fund level distributions.
To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2023, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
Capital Loss Carryforwards
Long-Term	Short-Term
$26,442,000 *	$4,296,212 *

*	Future utilization is limited under current tax regulations.
5
Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. Distributions from net realized capital gains, if any, are normally distributed in December. Distributions to common stockholders are recorded on the ex-date. Distributions to preferred stockholders are accrued and determined as described in Note A-7.
On October 16, 2023, the Fund declared a monthly distribution to common stockholders in the amount of $0.037740 per share, payable on November 15, 2023 to stockholders of record on October 31, 2023, with an ex-date of October 30, 2023. Subsequent to October 31, 2023, the Fund declared a monthly distribution on November 15, 2023 to common stockholders in the amount of $0.037740 per share, payable on December 15, 2023 to stockholders of record on November 30, 2023, with an ex-date of November 29, 2023.
6
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.
7
Financial leverage: On July 1, 2014, the Fund issued 1,794 VMTPS.

On April 1, 2019, the Fund extended the maturity and completed a partial redemption of its VMTPS. After the partial redemption, the Fund had VMTPS outstanding as follows:
Shares Redeemed	Shares Outstanding
90	1,704
On December 16, 2021, the Fund extended the term of its existing VMTPS to December 15, 2024. The Fund’s VMTPS have a liquidation preference of $100,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("VMTPS Liquidation Value"). Distributions on the VMTPS are accrued daily and paid monthly at a floating rate. For financial reporting purposes only, the liquidation preference of the VMTPS is recognized as a liability in the Fund’s Statement of Assets and Liabilities.
On both August 15, 2022 and November 9, 2022, the Fund completed a partial redemption of its VMTPS. After such partial redemptions, the Fund had VMTPS outstanding as follows:
August 15, 2022		November 9, 2022
Shares Redeemed	Shares Outstanding	Shares Redeemed	Shares Outstanding
47	1,657	200	1,457
On October 23, 2023, in connection with the reorganizations of Neuberger Berman California Municipal Fund Inc. and Neuberger Berman New York Municipal Fund Inc. with and into the Fund (see Note E), the Fund issued 822 VMTPS. After such issuance, the Fund had 2,279 VMTPS outstanding.
The distribution rate for the Fund’s VMTPS is calculated based on the applicable SIFMA ("Securities Industry and Financial Markets Association") Municipal Swap Index plus a spread. The table below sets forth key terms of the Fund’s VMTPS at October 31, 2023.
Series	Term Redemption Date	Shares Outstanding	Aggregate Liquidation Preference
Series A	12/15/2024	2,279	$227,900,000
The Fund may redeem its VMTPS, in whole or in part, at its option after giving notice to the relevant holders of its VMTPS. The Fund is also subject to certain restrictions relating to the VMTPS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing common stock and/or could trigger the mandatory redemption of its VMTPS at the VMTPS Liquidation Value. The holders of the VMTPS are entitled to one vote per share and will vote with holders of common stock as a single class, except that the holders of the VMTPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of the VMTPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on its VMTPS for two consecutive years.
During the year ended October 31, 2023, the average aggregate liquidation preference outstanding and average annualized distribution rate of the VMTPS (inclusive of the 822 shares issued in the tax-free reorganizations (Note E) were $148,165,205 and 4.11%, respectively.
8
Concentration of risk: The ability of the issuers of the debt securities held by the Fund to meet its obligations may be affected by economic developments, including those particular to a specific industry or region. The value of the Fund's securities are more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.
9
Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned—net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and the Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Statement of Assets and Liabilities under the caption "Investments in securities, at value—Unaffiliated users". The total value of securities received as collateral for securities on loan is included in a footnote following the Schedule of Investments, but is not included within the Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to that Fund.
During the year ended October 31, 2023, the Fund did not participate in securities lending.
10
Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers ("Officers") and directors ("Directors") are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.
11
Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements, the Fund is required to provide the rating agency that rates its VMTPS a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the VMTPS. "Discounted value" refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays a fee to State Street for the preparation of this report which is reflected in the Statement of Operations under the caption "Basic maintenance (Note A)."
Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 0.25% of the Fund's average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, any VMTPS liquidation preference is not considered a liability.
The Fund retains NBIA as its administrator under an Administration Agreement. The Fund pays NBIA an administration fee at an annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
Note C—Securities Transactions:
During the year ended October 31, 2023, there were purchase and sale transactions of long-term securities of $121,679,737 and $129,491,101, respectively.

Note D—Capital:
Transactions in shares of common stock for the years ended October 31, 2023 and October 31, 2022 were as follows:
For the Year Ended October 31, 2023			For the Year Ended October 31, 2022
Stock Issued on Reinvestment of Dividends and Distributions	Stock Issued in Connection with Tax-Free Reorganizations (see Note E)	Net Increase/ (Decrease) in Common Stock Outstanding	Stock Issued on Reinvestment of Dividends and Distributions	Net Increase/ (Decrease) in Common Stock Outstanding
—	10,774,895	10,774,895	8,175	8,175
Note E—Reorganizations:
On April 3, 2023, Neuberger Berman California Municipal Fund Inc. ("California Fund"), Neuberger Berman New York Municipal Fund Inc. ("New York Fund") (individually, an "Acquired Fund" and together with California Fund, the "Acquired Funds") and Municipal Fund ("Acquiring Fund") each announced that its Board approved proposal(s) to reorganize each Acquired Fund with and into Acquiring Fund, with the Acquiring Fund continuing as the surviving fund in each case. On July 26, 2023, the Acquired Funds and Acquiring Fund announced that common and preferred stockholders of each Fund approved the applicable reorganization proposals. The reorganizations of each Acquired Fund with and into the Acquiring Fund were successfully completed prior to the opening of the New York Stock Exchange on October 23, 2023. The Acquiring Fund acquired the assets and liabilities of each Acquired Fund in tax-free transactions, and common stockholders of each Acquired Fund received an amount of Acquiring Fund common stock with a net asset value equal to the aggregate net asset value of their holdings of the applicable Acquired Fund's common stock as determined at the close of business on October 20, 2023. Cash was distributed for any fractional shares.
Preferred stockholders of each Acquired Fund received on a one-for-one basis Acquiring Fund preferred stock with a liquidation preference equal to the aggregate liquidation preference of the preferred stock held by such Acquired Fund preferred stockholder immediately prior to the reorganizations.
The reorganizations were accomplished by a tax-free exchange of shares of common and preferred stock of the Acquiring Fund in the following amounts and at the following conversion ratios:
	Shares of Common Stock Outstanding Prior to Reorganization	Conversion Ratio	Shares of Common Stock Issued by the Acquiring Fund(a)	Net Assets Applicable to Common Stockholders Prior to Reorganization
California Fund	5,551,044	1.070651	5,943,200	$63,806,095
New York Fund	5,077,417	0.951611	4,831,695	51,873,147

(a)	Fractional shares of the Acquiring Fund's common stock were not issued in the reorganizations and consequently cash was distributed for any such fractional shares.

	Shares of VMTPS Outstanding Prior to Reorganization	Conversion Ratio	Shares of VMTPS Issued by the Acquiring Fund
California Fund	457	1	457
New York Fund	365	1	365
The unrealized depreciation of California Fund and New York Fund were $(9,634,127) and $(11,330,220), respectively, as of the date of the reorganizations. The combined net assets applicable to common stockholders of the Acquiring Fund immediately after the reorganizations were $317,977,485. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value;

however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to stockholders for tax purposes.
Assuming the reorganizations had been completed on November 1, 2022, the beginning of the reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended October 31, 2023, would have been as follows:
Net Investment Income/(Loss)	$11,534,258
Net Realized and Unrealized Gains/(Losses) on Investments	(7,053,018)
Net Increase/(Decrease) in Net Assets applicable to Common Stockholders resulting from operations	$4,481,240
Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Fund’s Statement of Operations as of October 31, 2023.

Financial Highlights
Municipal Fund Inc.
The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.
	Year Ended October 31,
	2023	2022	2021	2020	2019
Common Stock Net Asset Value, Beginning of Year	$11.05	$14.88	$14.75	$15.33	$14.52
Income/(Loss) From Investment Operations Applicable to Common Stockholders:
Net Investment Income/(Loss)[a]	0.44	0.61	0.73	0.68	0.66
Net Gains or (Losses) on Securities (both realized and unrealized)	(0.32)	(3.78)	0.15	(0.51)	0.90
Total From Investment Operations Applicable to Common Stockholders	0.12	(3.17)	0.88	0.17	1.56
Less Distributions to Common Stockholders From:
Net Investment Income	(0.49)	(0.66)	(0.75)	(0.75)	(0.75)
Common Stock Net Asset Value, End of Year	$10.68	$11.05	$14.88	$14.75	$15.33
Common Stock Market Value, End of Year	$8.86	$9.64	$15.22	$14.15	$15.57
Total Return, Common Stock Net Asset Value[b]	1.34%	(21.57)%	5.91%	1.40%	11.18%
Total Return, Common Stock Market Value[b]	(3.64)%	(33.11)%	12.92%	(4.23)%	29.92%
Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders, End of Year (in millions)	$316.3	$208.1	$280.2	$277.6	$288.2
Preferred Stock Outstanding, End of Year (in millions)	$227.9	$165.7	$170.4 [c]	$170.4 [c]	$170.4 [c]
Preferred Stock Liquidation Value Per Share	$100,000	$100,000	$100,000	$100,000	$100,000
Ratios are Calculated Using Average Net Assets Applicable to Common Stockholders
Ratio of Gross Expenses[d]	3.90%	2.25%	1.58%	2.03%	2.66%
Ratio of Net Expenses[d]	3.90%	2.25%	1.58%	2.03%	2.66%
Ratio of Net Investment Income/(Loss)	3.70%	4.62%	4.77%	4.54%	4.39%
Portfolio Turnover Rate	32%[e]	36%	13%	39%	44%
Asset Coverage Per Share of Preferred Stock, End of Year[f]	$239,162	$225,878	$264,533	$262,958	$269,321

See Notes to Financial Highlights

Notes to Financial Highlights Municipal Fund Inc.

a	Calculated based on the average number of shares of common stock outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each
Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund's distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted.
Investment returns will fluctuate and shares of common stock when sold may be worth more or less than original cost.

c	Net of unamortized deferred issuance costs. The unamortized deferred issuance costs were:

Year Ended October 31,
2021	2020	2019
$5,962	$20,475	$35,027

d	Distributions on VMTPS are included in expense ratios. The annualized ratios of distributions on VMTPS to average net assets applicable to common stockholders were:

Year Ended October 31,
2023	2022	2021	2020	2019
2.70%	1.16%	0.56%	1.00%	1.59%

e
After the close of business on October 20, 2023, the Fund acquired the assets and liabilities of Neuberger
Berman California Municipal Inc. ("California Fund") and Neuberger Berman New York Municipal Fund Inc.
("New York Fund") in a tax-free exchange of shares pursuant to Agreements and Plans of Reorganization approved, as applicable, by each Fund’s Board of Directors and stockholders. Portfolio turnover excludes purchases and sales of securities by California Fund and New York Fund.

f
Calculated by subtracting the Fund's total liabilities (excluding the liquidation preference of VMTPS and accumulated unpaid distributions on VMTPS) from the Fund's total assets and dividing by the number of
VMTPS outstanding.

Report of Independent Registered Public Accounting Firm
To the Stockholders and Board of Directors of
Neuberger Berman Municipal Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Neuberger Berman Municipal Fund Inc. (the "Fund"), including the schedule of investments, as of October 31, 2023 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2023, the results of its operations for the year ended, the changes in net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
December 22, 2023

Fund Investment Objective, Policies and Risks
Investment Objective and Policies
The Fund’s investment objective is to provide a high level of current income exempt from federal income tax. There is no assurance that the Fund will achieve its investment objective.
The Fund seeks to achieve its investment objective by normally investing at least 80% of its total assets (including proceeds from the issuance of any preferred stock and the proceeds of any borrowings for investment purposes) in securities of municipal issuers that provide interest income that is exempt from federal income tax; however, the Fund may invest without limit in municipal securities the interest on which may be an item of tax preference for purposes of the federal alternative minimum tax ("Tax Preference Item"). The Fund’s distributions are generally exempt from federal income tax, although stockholders may have to pay an alternative minimum tax on income deemed to be a Tax Preference Item. A portion of the distributions you receive may also be exempt from state and local income taxes, depending on where you live.
Municipal securities that provide interest income that is exempt from federal income tax include securities issued by state and local governments, including U.S. territories and possessions, political subdivisions, agencies and public authorities.
The Fund’s investment objective is not fundamental and may be changed by the Fund’s Board of Directors without stockholder approval, however, stockholders would be provided at least 60 days’ notice of any changes. The Fund’s policy of investing at least 80% of its total assets (including proceeds from the issuance of any preferred stock and the proceeds of any borrowings for investment purposes) in municipal securities that provide interest income that is exempt from federal income tax is a fundamental policy that may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")).
The Fund may invest in municipal obligations of any maturity or duration and does not have a target maturity or duration. Under normal market conditions, the Fund will invest at least 70% of its total assets in municipal securities that, at the time of investment, are rated within the four highest rating categories by at least one independent credit rating agency or, if unrated, are determined by the Fund’s portfolio managers to be of comparable quality. The Fund may invest up to 30% of its total assets in municipal securities that, at the time of investment, are rated Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Fund’s portfolio managers. The Fund will not invest more than 25% of its total assets in any industry and the Fund normally will not invest more than 5% of its total assets in the securities of any single issuer. The Fund may invest more than 25% of its total assets in industrial development bonds or in issuers located in the same state. The Fund may invest up to 20% of its total assets in securities the interest income on which is subject to federal income tax. All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security.
The Fund uses leverage to pursue its investment objective and has issued Variable Rate Municipal Term Preferred Shares (the "Preferred Shares"). Under the 1940 Act, the Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and pre-refunded bonds. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.
The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Fund’s shares of common stock.
As part of their fundamental investment analysis the portfolio managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by both internally generated and third -party metrics, data and other information, the portfolio managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific ESG factors considered and scope of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific "impact" or "sustainable" investment strategy.
Risk Factors
This section contains a discussion of principal risks of investing in the Fund. The net asset value per share ("NAV") and market price of, and distributions paid on, the Fund’s shares of common stock will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each of the following risks, which are described in alphabetical order and not in order of importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations. The Fund may be subject to other risks in addition to those identified below.
Anti-Takeover Provisions Risk. The Fund’s Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. If the Fund were converted to open-end status, the Fund would have to redeem or prepay any forms of leverage outstanding. By resolution of the Board, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a "callable security" early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates. In addition, the Fund may realize a taxable gain or loss on such securities.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Distressed Securities Risk. Distressed securities may present a substantial risk of default or may be in default. Distressed securities involve the substantial risk that principal will not be repaid and the Fund may lose a substantial portion or all of its investment. The Fund may not receive interest payments on the distressed securities, which would not generate income for shareholders, and may incur costs to protect its investment. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.
Interest Rate Risk. The Fund’s distribution rate and NAV will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. The Fund’s use of leverage may cause higher volatility for the Fund’s NAV, market price, and distribution rate. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. Leverage is intended to increase common stock net income, but there is no assurance that the Fund’s leveraging strategy will be successful or that the use of leverage will result in a higher yield on the Fund’s shares of common stock. Leverage may also increase the Fund’s liquidity risk, as the Fund may need to sell securities at inopportune times to stay within Fund, contractual or regulatory limits. The Fund’s use of leverage may increase operating costs, which may reduce total return. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.
Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.
Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.
Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as "junk bonds") and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price, sometimes abruptly, due to changes in interest rates, market activity, economic conditions, such as when economic conditions are deteriorating or are expected to deteriorate, or other factors. These securities may be less liquid, may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Premium/Discount Risk. The market price of the Fund’s shares of common stock will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for shares on the secondary market. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their NAV because the shares trade on the secondary market at market prices and not at NAV. Because the market price of the shares of common stock will be determined by factors such as relative supply of and demand for the shares of common stock in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares of common stock will trade at, below or above NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Common stockholders bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase.
Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may make it difficult for it to pay interest and principal when due and may affect the overall municipal securities market. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings.
Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called "private activity bonds") are generally not backed by the creditworthiness or taxing authority of the issuing governmental entity; rather, a particular business or facility may be the only source of revenue supporting payment of interest and principal, and declines in general business activity could affect the economic viability of that business or facility. To the extent that the Fund earns interest income on private activity bonds, a part of its dividends will be a Tax Preference Item.
Municipal bonds may be bought or sold at a market discount (i.e., a price less than the bond’s principal amount or, in the case of a bond issued with original issue discount ("OID"), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to federal income taxation as ordinary (taxable) income rather than as capital gains. Some municipal securities, including those in the high yield market, may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures could continue to cause an increase in interest rates and/or negatively impact companies. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates, or when such increases might stop. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, the interest rate increases may present a greater risk than has historically been the case due to the prior period of relatively low interest rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
Some countries, including the U.S., have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with trade negotiations between the U.S. and China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Regulators in the U.S. have proposed and adopted a number of changes to regulations involving the markets and issuers, some of which implicate the Fund. The full effect of various newly adopted regulations is not currently known. Additionally, it is not currently known whether any of the proposed regulations will be adopted. However, due to the scope of regulations being proposed and adopted, certain of these changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact its performance.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
China’s economy, which had been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. Due to the size of China’s economy, such a slowdown could impact a number of other countries.
There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.
A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. The U.S. administration appears concerned about the climate change problem and is focusing regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.
Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Shareholder Activism Risk. Shareholder activism can take many forms, including making public demands that the Fund consider certain alternatives, engaging in public campaigns to attempt to influence the Fund’s governance and/or management, commencing proxy contests in an effort to elect the activists’ representatives or others to the Fund’s Board of Directors or to seek other actions such as a tender offer or Fund liquidation, and commencing litigation. Shareholder activism arises in a variety of situations, and has been increasing in the closed-end fund space recently. While the Fund is currently not subject to any shareholder activism, due to the potential volatility of the Fund’s common stock market price and for a variety of other reasons, the Fund may in the future become the target of shareholder activism. Shareholder activism could result in substantial costs and divert Management’s and the Fund’s Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist shareholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism. Shareholder activists seek short-term actions that can increase Fund costs per share and be detrimental to long-term stockholders.
Tender Option Bonds and Related Securities Risk. The Fund’s use of tender option bonds may reduce the Fund’s return and/or increase volatility. Tender option bonds are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests. Holders of the first class of interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificates to the trust at face value. A remarketing agent for the trust is required to attempt to resell any tendered floating rate certificates and if the remarketing agent is unsuccessful, the trust’s liquidity provider must contribute cash to ensure that the tendering holders receive the purchase price of their securities on the repurchase date. Holders of the second class of interests, or residual income certificates (commonly referred to as "inverse floaters"), receive tax-exempt interest at a rate based on the difference between the interest rate earned on the underlying bonds and the interest paid to floating rate certificate holders, and bear the risk that the underlying bonds decline in value. The distributions from inverse floaters will be reduced (and potentially eliminated) if short-term interest rates increase. Investments in tender option bonds expose the Fund to counterparty risk and leverage risk. Tender option bonds may have some of the same characteristics as an investment in derivatives. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including greater risk of loss of principal. Certain tender option bonds may be illiquid. In certain instances, a trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments, the credit rating assigned to the issuer of the underlying bond is downgraded, or tendered floating rate certificates cannot be resold.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Distribution Reinvestment Plan for the Fund
Equiniti Trust Company, LLC (the "Plan Agent") will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then-current shares of the Fund’s common stock ("Shares") are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.
Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.
Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.
For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.
Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.
The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.
The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.
Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.
The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.
These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.
The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.
Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at P.O. Box 500, Newark, NJ 07101 or online at  https://equiniti.com/us/ast-access/individuals.

Directory
Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
877.461.1899
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Equiniti Trust Company, LLC
48 Wall Street, Floor 23
New York, NY 10005
Shareholder Services 866.227.2136
Plan Agent
Equiniti Trust Company, LLC
P.O. Box 500
Newark, NJ 07101

Overnight correspondence should be sent to:
Equiniti Trust Company, LLC
55 Challenger Road 2nd Floor
Ridgefield Park, NJ 07660
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Directors and Officers
The following tables set forth information concerning the Directors and Officers of the Fund. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Fund’s Statement of Additional Information includes additional information about the Directors as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (877) 461-1899.
Information about the Board of Directors
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
CLASS I
Independent Directors
Marc Gary (1952)	Director since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, The
Jewish Theological Seminary,
2012 to 2020; formerly,
Executive Vice President and
General Counsel, Fidelity
Investments, 2007 to
2012;formerly, Executive
Vice President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
47
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
The Jewish Theological
Seminary, since 2015;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	47
Director, 1WS Credit Income
Fund, since 2018; Board
Member, American Family
Insurance (a mutual
company, not publicly
traded), since March 2009;
formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Tom D. Seip (1950)	Director since 2002; Chairman of the Board since 2008; formerly, Lead Independent Director from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
CLASS II
Independent Directors
Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	47
Member of Advisory Board,
Burke Neurological Institute,
since 2021; Parish Councilor,
St. Pius X, since 2021;
formerly, Director, America
Press, Inc. (not-for-profit
Jesuit publisher), 2015 to
2021; formerly, Director,
Fordham University, 2001 to
2018; formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

Ami Kaplan (1960)	Director since 2023	Formerly, Partner, Deloitte LLP, 1982 to 2023, including Vice Chair, 2017 to 2020; formerly, President and Board Chair, Women’s Forum of New York, 2014 to 2016.	47	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
Deborah C. McLean (1954)	Director since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	47
Board Member, The
Maritime Aquarium at
Norwalk, since 2020; Board
Member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

George W. Morriss (1947)	Director since 2007	Formerly, adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	47
Director, 1WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
CLASS III
Independent Directors
Martha C. Goss (1949)	Director since 2007
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to 1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
47
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), 1987 to 1996,
and 2003 to 2019; Trustee
Emerita, Brown University,
since 1998; Director,
Museum of American
Finance (not-for-profit), since
2013; formerly,
Non-Executive Chair and
Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director, Foster
Wheeler Manufacturing,
1994 to 2004; formerly,
Director, Dexter Corp.
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
Franklyn E. Smith (1961)	Director since 2023	Formerly, Partner, PricewaterhouseCoopers LLP, 1989 to 2021.	47	Director, Zurich American Insurance Company, since 2023.
James G. Stavridis (1955)	Director since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	47
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000 to 2002;
formerly, Director, BMC
Software Federal, LLC, 2014
to 2019.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
Director who is an "Interested Person"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Director since 2009
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
("LBHI") Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
("LBI"), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
47
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
The Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The Class I, Class II and Class III Directors shall serve until the Annual Meeting of

Stockholders held in 2024, 2025 and 2026, respectively, and each third Annual Meeting of Stockholders thereafter, or until their successors have been duly elected and qualified.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Director who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Fund by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Fund
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2002
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President, Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012 and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer, Mutual Funds, and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President, T. Rowe Price Group, Inc., 2018; Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC,
2009 to 2014; Secretary, PNC Funds and PNC Advantage Funds, 2010 to
2014; Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel, Mutual Funds, since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016; Counsel,
2007 to 2015; Senior Vice President, 2013 to 2016; Vice President, 2009
to 2013; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Sheila R. James (1965)	Assistant Secretary since 2002
Senior Vice President, Neuberger Berman, since 2023 and Employee since
1999; Senior Vice President, NBIA, since 2023; formerly, Vice President,
Neuberger Berman, 2008 to 2023; Assistant Vice President, Neuberger
Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary,
thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer, Mutual Funds, and Managing Director, NBIA, since 2015; formerly,
Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President,
NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the Bylaws of the Fund, each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge upon request, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The portfolio holdings information on Forms N-PORT are available upon request, without charge, by calling 800-877-9700 (toll-free).

Report of Votes of Stockholders
A Joint Special Meeting of Stockholders was held on July 7, 2023, and adjourned to July 26, 2023 for California Fund and Municipal Fund, to consider proposal(s) to approve an Agreement and Plan of Reorganization pursuant to which California Fund and New York Fund, respectively, would transfer its respective assets to Municipal Fund in exchange solely for shares of common stock and preferred stock of Municipal Fund, and the assumption by Municipal Fund of California Fund’s and New York Fund’s respective liabilities, resulting in the dissolution of each of California Fund and New York Fund.
To approve an Agreement and Plan of Reorganization:
Shares of Common and Preferred Stock	Votes For	Votes Against	Abstentions	Broker Non-Votes
CALIFORNIA FUND	2,791,507	413,739	53,977	—
MUNICIPAL FUND
Reorganization of California Fund Reorganization of New York Fund	9,517,092 9,524,286	806,756 794,355	218,250 223,457	— —
NEW YORK FUND	2,689,557	233,315	63,722	—
The Annual Meeting of Stockholders was held on September 14, 2023. Stockholders voted to elect one Class II Director and four Class III Directors to serve until the Annual Meeting of Stockholders in 2025 and 2026, respectively, or until their successors are elected and qualified. The Class I Directors (which include Marc Gary, Michael M. Knetter (preferred stock only) and Tom D. Seip) and the other Class II Directors (which include Michael J. Cosgrove, Deborah C. McLean and George W. Morriss (preferred stock only)) continue to hold office until the Annual Meeting of Stockholders in 2024 and 2025, respectively, or until their successors are elected and qualified.
To elect one Class II Director to serve until the Annual Meeting of Stockholders in 2025 or until a successor is elected and qualified.
Shares of Common and Preferred Stock	Votes For	Votes Against	Abstentions	Broker Non-Votes
MUNICIPAL FUND
Ami Kaplan	15,016,393	738,973	—	—
To elect four Class III Directors to serve until the Annual Meeting of Stockholders in 2026 or until their successors are elected and qualified.
Shares of Common and Preferred Stock	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
MUNICIPAL FUND
Joseph V. Amato	15,027,612	727,755	—	—
Martha C. Goss	14,966,570	788,796	—	—
Franklyn E. Smith	15,054,004	701,364	—	—
James G. Stavridis	15,025,999	729,368	—	—

Board Consideration of the Management Agreement
On an annual basis, the Board of Directors (the "Board" or "Directors") of Neuberger Berman Municipal Fund Inc. (the "Fund"), including the Directors who are not "interested persons" of the Fund or of Neuberger Berman Investment Advisers LLC (with its affiliates, "Management"), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Directors"), considers whether to continue the Fund’s management agreement with Management (the "Agreement"). Throughout the process, the Independent Fund Directors are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 5, 2023, the Board, including the Independent Fund Directors, approved the continuation of the Agreement for the Fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the Fund and its stockholders; (ii) a comparison of the Fund’s performance, fees and expenses relative to various peers; (iii) the costs of the services provided by, and the estimated profit or loss to, Management from its relationships with the Fund; (iv) any apparent or anticipated economies of scale in relation to the services Management provides to the Fund and whether any such economies of scale are shared with Fund stockholders; and (v) any "fall-out" benefits likely to accrue to Management and its affiliates from their relationship with the Fund.
In evaluating the Fund’s Agreement, the Board, including the Independent Fund Directors, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Directors and Independent Counsel, which the Contract Review Committee annually reviews.  It also met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Directors may have on their initial review of the materials and that the Independent Fund Directors have time to consider those responses.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value and common stock market prices, portfolio risk, use of leverage, and information regarding share price premiums and/or discounts. The Board established the Contract Review Committee, which is comprised solely of Independent Fund Directors, to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which considers that information as part of the annual contract review process.
The Independent Fund Directors received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Directors met with Independent Counsel separately from representatives of Management.
Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder.  In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and Fund stockholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.
This description is not intended to include all of the factors considered by the Board.  The Board members did not identify any particular information or factor that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, Fund stockholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board also considered Management’s long history and experience in managing and operating closed-end funds, such as the Fund, including experience monitoring and assessing discounts and premiums and complying with securities exchange requirements.  The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management’s policies and practices regarding trade execution, trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by Management.
The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objective, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. In addition, the Board considered that Management has developed a leverage structure for the Fund tailored to its investment strategy and needs, has monitored the Fund’s ongoing compliance with legal and other restrictions associated with its leverage, and has recommended changes in and/or amendments to the amount or structure of its leverage over time, including changes that reduced the overall cost (or limited anticipated increases in the costs) of leverage. The Board also considered the various notable initiatives and projects Management performed in connection with its closed-end fund product line. These initiatives included efforts to reorganize funds with similar investment strategies, ongoing services to manage leverage that has become increasingly complex, and continued communication efforts with stockholders.  The Board also considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor to the Fund, for which it is entitled to reasonable compensation. The Board also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, valuation, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk.  In addition, the Board noted that when Management launches a new fund, it assumes entrepreneurial risk with respect to that fund. The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters.  The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management.  In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund and the ability to plan for succession. In connection with its annual evaluation of the Fund’s Agreement, the Board also considered the then-anticipated reorganizations of each of Neuberger Berman California Municipal Fund Inc. and Neuberger Berman New York Municipal Fund Inc. into the Fund (together, the "Reorganization") which were approved by stockholders and completed before the end of the Fund’s 2023 fiscal year.  The Board considered that the Reorganization may benefit the Fund’s stockholders in a number of ways, including, among other things:

•     The potential for higher common stock net earnings and distribution levels and higher tax-equivalent yields following the Reorganization;
•     Lower relative net operating expenses as certain fixed costs are spread over a larger asset base, which may result in an overall lower relative expense ratio;
•     The potential for greater secondary market liquidity and improved secondary market trading for shares of common stock of the Fund as a result of greater share volume;
•     The potential for increased demand in the secondary market for shares of the Fund’s common stock, which could result in a narrower trading discount; and
•     Increased flexibility relating to portfolio management and leverage due to the significantly larger asset base of the Fund after the Reorganization.
As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to market conditions over the past year and considered the overall performance of Management in this context. The Board also noted that Management actively monitors any discount from net asset value per share at which the Fund’s common stock trades and evaluates potential ways to mitigate the discount and potential impacts on the discount, including the level of distributions that the Fund pays.  The Board likewise took into account that Management monitors, to the extent information is publicly available, events that may disrupt the Fund’s long-term investment program.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s performance, along with its fees and other expenses, to various peers, including a group of industry peers ("Expense Group") and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe").  The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems.  The Board also considered the impact and inherent limitation on the comparisons due to the number of funds included in the Expense Group and Performance Universe.  In this regard, the Board recognized that the number of leveraged closed-end funds pursuing similar strategies with the same investment classification and/or objective as the Fund has decreased over time.  The Board also recognized the limitations inherent in comparing the Fund’s performance to a benchmark index due to the Fund’s use of leverage and pursuit of an investment strategy that is not tied directly to an index.  The Board also recognized the inherent limitations in comparing performance of peer funds utilizing leverage in light of, among other things, the impacts due to the level and type of leverage utilized and when peer funds entered into their leverage arrangements (which can impact pricing and, therefore, cost and performance).  The Board also considered the premium/discount levels at which peer funds traded along with the distribution rates and yields of those funds versus the Fund.
With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate- and long-term performance, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
The Performance Universe referenced in this section was identified by the consulting firm, as discussed above and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which the Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.
The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the third quintile for the 1-year period, the fifth quintile for the 3- and 5-year periods, and the fourth quintile for the 10-year period. The Board noted that for the 7-month period ending July 31, 2023, the Fund outperformed versus its benchmark and ranked in the third quintile of both its Morningstar and Lipper peer categories.
The Board identified the Fund as having underperformed in certain of these comparisons to an extent, and/or over a period of time, that the Board felt warranted additional inquiry, and discussed with Management the Fund’s performance, potential reasons for the relative performance, and steps that Management had taken, or intended to take, to improve performance. The Board’s Closed-End Funds Committee also met with the portfolio managers of the Fund during the 12 months prior to voting on the contract renewal to discuss the Fund’s performance, distribution levels, and the use of leverage. The Board noted that the type, amount and term of the leverage are consistent with the portfolio managers’ preferences for the Fund’s investment strategy. The Board also took into account the impact the Fund’s leverage arrangements had on performance. The Board also considered Management’s responsiveness with respect to the relative performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance.  In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above.  The Board reviewed a comparison of the Fund’s management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund.  Accordingly, the Board also considered the Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences. The Board considered that only leveraged closed-end funds were considered for inclusion in the Expense Group presented for comparison with the Fund but also noted the challenges associated with making comparisons regarding expenses for leveraged closed-end funds. The Board took into account Management’s representations that relevant expenses would be difficult for the consulting firm to fully and accurately identify due to, among other things, differences in the type of leverage used and the way such leverage costs are reported.  The Board also considered Management’s representations regarding the potential impact on expenses due to the time at which the funds in the Expense Group entered into their leverage arrangements and the funds’ fiscal year-ends (which determine the time period for which leverage costs are reported).  With this understanding, the Board also considered the impact of investment-related expenses (which include leverage expenses) and taxes on the total expenses of the Fund and the funds in the Expense Group that the consulting firm was able to identify.  The Board also considered Management’s representations that there were certain characteristics of leverage that increased leverage expenses but provided benefits and value to stockholders that were not reflected in the Fund’s expense ratio.  The Board also considered that, in comparison to certain other products managed by Management, including open-end funds, there are additional portfolio management challenges in managing closed-end funds such as the Fund, including those associated with less liquid holdings and the use of leverage.
The Board considered the Fund’s contractual management fee on managed assets (generally consisting of net assets plus leverage proceeds), as well as the actual management fee on managed assets as a percentage of assets attributable to common stockholders as compared to the Fund’s Expense Group.  The Board was aware of the additional expenses borne by common stockholders as a result of the Fund’s leveraged structure.  The Board took into account that Management has a financial incentive for the Fund to continue to use leverage, which may create a conflict of interest.  It also considered Management’s representation that it continues to believe the use of leverage is in the best interests of the Fund’s stockholders regardless of the level of compensation Management receives. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) on managed assets for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the first quintile, the total expenses ranked in the fourth quintile, and the actual management fee and total expenses excluding the investment-related expenses and taxes identified by the consulting firm each ranked in the second quintile.
In determining to renew the Agreement, the Board took into account Management’s representations regarding the effect that the cost of leverage had on the Fund’s total expenses relative to its peers with different types and levels of leverage and noted Management’s efforts to ensure the Fund’s leverage arrangements were among the best available for a fund of its size and investment strategy and with its preferences regarding types and levels of leverage at the time the Fund entered into its leverage arrangements. In addition, the Board considered its Closed-End Fund Committee’s ongoing evaluation of the Fund, including the use of leverage and the specific leverage arrangements.
In concluding that the benefits accruing to Management by virtue of its relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, but including year-over-year changes in each of Management’s reported expense categories. (The Board also reviewed data on Management’s estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures.  In addition, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit was not unreasonable.
The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a closed-end fund in the current regulatory and market environment.  The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on review, concluded that Management’s reported level of estimated profitability on the Fund was reasonable.

Information Regarding Services to Other Clients
The Board also considered whether there were any other funds or separate accounts ("other clients") that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such other clients. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such other clients, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such other clients were lower than the fee rates paid by the Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services to the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund and noted that there is little expectation that closed-end funds will show significant economies of scale. The Board considered that, as a closed-end investment company, the Fund does not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may experience asset growth through investment performance and/or the increased use of leverage. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its stockholders.
Conclusions
In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and Fund stockholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management by virtue of its relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund.  The Board’s conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Stockholders
In early 2024 you will receive information to be used in filing your 2023 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2023. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.
For the fiscal year ended October 31, 2023, the percentage representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax is 93.38%.

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Internal Sales & Services
877.461.1899
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

H0649  12/23

(b) Not applicable to the Registrant.
Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman Municipal Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21421 (filed June 26, 2023). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss and Deborah C. McLean.  Mr. Cosgrove, Ms. Goss and Ms. McLean are independent directors as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to  the Registrant.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $46,000 and $63,900 for the fiscal years ended 2022 and 2023, respectively.
(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $13,850 and $13,960 for the fiscal years ended 2022 and 2023, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with Internal Revenue Code and tax regulation requirements for fund investments.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees
The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2022 and 2023, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $13,850 and $13,960 for the fiscal years ended 2022 and 2023, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.
(i) Not applicable.
(j) Not applicable.
Item 5. Audit Committee of Listed Registrants.
(a) The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act"). Its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), and Deborah C. McLean.

(b) Not applicable to the Registrant.

Item 6. Investments.
The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Reserved.
Item 8. Reserved.
Item 9. Reserved.
Item 10. Reserved.

Item 11. Reserved.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
As of October 31, 2023, the Board has delegated to Neuberger Berman Investment Advisers LLC (“NBIA”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.
NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party.
NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.
James L. Iselin is a Managing Director of NBIA. He is the Head of the Municipal Fixed Income Team. Mr. Iselin joined NBIA in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in the Municipal Fixed Income group beginning in 1993.

S. Blake Miller is a Managing Director of NBIA. He is a Senior Portfolio Manager for the Municipal Fixed Income team. Mr. Miller joined NBIA in 2008. Prior to that time, he was the head of Municipal Fixed Income investing at another firm where he worked beginning in 1986.

(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2023.
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
James L. Iselin
Registered Investment Companies*	3	$309	0	$0
Other Pooled Investment Vehicles**	9	$328	0	$0
Other Accounts***	73	$485	0	$0
S. Blake Miller
Registered Investment Companies*	3	$309	0	$0
Other Pooled Investment Vehicles**	0	$0	0	$0
Other Accounts***	151	$880	0	$0

*	Registered Investment Companies include: Mutual Funds.
**
A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.

***	Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest (as of October 31, 2023)
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund.  For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which the Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent the Fund from participating in a transaction in which another account or fund managed by the same Portfolio Manager will invest. For example, the 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the Fund to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the Funds may participate. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts or funds, including the Fund.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Fund or other funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations, certain businesses within the Neuberger Berman organization (the “Firm”) will seek access to material non-

public information.  For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of the Firm’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that the Firm, including the Fund, may purchase or potentially limiting the ability of the Firm, including the Fund, to sell such securities or instruments. Similarly, where the Firm declines access to (or otherwise does not receive or share within the Firm) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, the Firm will endeavor to act fairly to its clients as a whole. The Firm reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.
NBIA and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
(a)(3) Compensation (as of October 31, 2023)
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions.  The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. We also offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.  Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.

(a)(4) Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2023.
Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
James L. Iselin	D
S. Blake Miller	B
A = None B = $1-$10,000 C = $10,001 - $50,000 D =$50,001-$100,000	E = $100,001-$500,000 F = $500,001-$1,000,000 G = Over $1,000,000

(b) Not applicable.
Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.
Item 15.  Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which stockholders may recommend nominees to the Board.
Item 16. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The Fund did not engage in any securities lending activity during its most recent fiscal year.
(b)	The Fund did not engage in any securities lending activity and no services were provided by the securities lending agent to the Fund during its most recent fiscal year.
Item 18. Recovery of Erroneously Awarded Compensation.
Not applicable to the Registrant.
Item 19. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21421 (filed June 26, 2023).

(a)(2)	Not applicable to the Registrant.
(a)(3)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(4)	Not applicable to the Registrant.
(a)(5)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman  Municipal Fund Inc.
By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President
Date: January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President
Date: January 5, 2024

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 5, 2024